                                                                    Exhibit 10.2
================================================================================

                              AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT

                          Dated as of February 1, 2002

                                      among

                        AOR SYNTHETIC REAL ESTATE, INC.,
                   as the Lessee and as a Tranche A Guarantor,

                               US ONCOLOGY, INC.,
                 as the Guarantor and as a Tranche A Guarantor,

                  THE VARIOUS PARTIES HERETO FROM TIME TO TIME,
                       as the other Tranche A Guarantors,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                           under the AOR Trust 1997-1,

       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                   HERETO FROM TIME TO TIME, as the Holders,

       THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
                    HERETO FROM TIME TO TIME, as the Lenders,

                                       and

                           FIRST UNION NATIONAL BANK,
                          as the Agent for the Lenders
                     and respecting the Security Documents,
                  as the Agent for the Lenders and the Holders,
                        to the extent of their interests

================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
SECTION 1A. AMENDMENT AND RESTATEMENT......................................................................       2

SECTION 1.  THE LOANS......................................................................................       2

SECTION 2.  HOLDER ADVANCES................................................................................       2

SECTION 3.  SUMMARY OF TRANSACTIONS........................................................................       2
    3.1.    Operative Agreements...........................................................................       2
    3.2.    Loans and Holder Advances......................................................................       3

SECTION 4.  THE CLOSING....................................................................................       3

SECTION 5.  CONDITIONS PRECEDENT; RESTRICTIONS ON LIENS....................................................       3
    5.1.    [Reserved].....................................................................................       3
    5.2.    Procedures for Closing.........................................................................       3
    5.3.    Conditions Precedent for the Lessor, the Agent, the Lenders and the Holders Relating to
             the Closing Date..............................................................................       4
    5.4.    [Reserved].....................................................................................       7
    5.5.    [Reserved].....................................................................................       7
    5.6.    [Reserved].....................................................................................       7
    5.7.    Restrictions on Liens..........................................................................       7
    5.8.    Accession Agreement Requirements - New Tranche A Guarantors....................................       8
    5.9.    Maintenance of AOR Synthetic Real Estate, Inc. as a Wholly-Owned Entity; Right of
             Lessee to Guarantee Affiliate Obligations and Pledge Assets...................................       8
    5.10.   Lessee's Right to Replace Lender or Holder After Request for Extension of Lease Term...........       9

SECTION 6.  REPRESENTATIONS AND WARRANTIES.................................................................       9
    6.1.    Representations and Warranties of the Borrower.................................................       9
    6.2.    Representations and Warranties of Each Credit Party............................................      11

SECTION 7.  PAYMENT OF CERTAIN EXPENSES....................................................................      16
    7.1.    Transaction Expenses...........................................................................      16
    7.2.    Brokers' Fees..................................................................................      16
    7.3.    Certain Fees and Expenses......................................................................      16
    7.4.    Facility Fee...................................................................................      17

SECTION 8.  OTHER COVENANTS AND AGREEMENTS.................................................................      17
    8.1.    Cooperation with the Lessee....................................................................      17
    8.2.    Covenants of the Owner Trustee and the Holders.................................................      18
    8.3.    Credit Party Covenants, Consent and Acknowledgment.............................................      19
    8.4.    Sharing of Certain Payments....................................................................      23
    8.5.    Grant of Easements, etc........................................................................      23


    8.6.    Appointment of the Agent by the Lenders, the Holders and the Owner Trustee.....................      23
    8.6B.   Appointment of the Lessor by the Lenders and the Holders.......................................      24
    8.7.    Collection and Allocation of Payments and Other Amounts........................................      24
    8.8.    Release of Properties, etc.....................................................................      27

SECTION 9.  CREDIT AGREEMENT AND TRUST AGREEMENT...........................................................      28
    9.1.    The Lessee's Credit Agreement Rights...........................................................      28
    9.2.    The Lessee's Trust Agreement Rights............................................................      29

SECTION 10. TRANSFER OF INTEREST...........................................................................      29
    10.1.   Restrictions on Transfer.......................................................................      29
    10.2.   Effect of Transfer.............................................................................      30

SECTION 11. INDEMNIFICATION................................................................................      30
    11.1.   General Indemnity..............................................................................      30
    11.2.   General Tax Indemnity..........................................................................      33
    11.3.   Increased Costs, Illegality, etc...............................................................      37
    11.4.   Funding/Contribution Indemnity.................................................................      39
    11.5    EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC.........................      40

SECTION 12. MISCELLANEOUS..................................................................................      41
    12.1.   Survival of Agreements.........................................................................      41
    12.2.   Notices........................................................................................      42
    12.3.   Counterparts...................................................................................      44
    12.4.   Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters................................      44
    12.5.   Headings, etc..................................................................................      45
    12.6.   Parties in Interest............................................................................      46
    12.7.   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; VENUE; ARBITRATION............      46
    12.8.   Severability...................................................................................      48
    12.9.   Liability Limited..............................................................................      48
    12.10.  Rights of the Lessee...........................................................................      49
    12.11.  Further Assurances.............................................................................      49
    12.12.  Calculations under Operative Agreements........................................................      50
    12.13.  Confidentiality................................................................................      50
    12.14.  Financial Reporting/Tax Characterization.......................................................      50
    12.15.  Set-off........................................................................................      51
    12.16   USURY SAVINGS PROVISION........................................................................      51
    12.17   Chapter 346 of the Texas Finance Code..........................................................      52

EXHIBITS
--------

A - Form of Requisition - Sections 4.2, 5.2, 5.3 and 5.4

B - Form of Outside Counsel Opinion for the Lessee - Section 5.3(j)

C - [Reserved]

D - Form of Officer's Certificate - Section 5.3(z)

E - Form of Officer's Certificate - Section 5.3(aa)

F - Form of Officer's Certificate - Section 5.3(bb)

G - Form of Officer's Certificate - Section 5.3(cc)

H - Form of Outside Counsel Opinion for the Owner Trustee - Section 5.3(dd)

I - [Reserved]

J - [Reserved]

K - Form of Accession Agreement - Section 5.8

L - Description of Material Litigation - Section 6.2(d)

M - States of Incorporation/Formation and Principal Place of Business of each Tranche A Guarantor - Section 6.3(i)

N - Form of Compliance Certificate and Covenant Compliance Worksheet -
    Section 8.3(l)

Appendix A - Rules of Usage and Definitions

                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

     THIS AMENDED AND RESTATED PARTICIPATION AGREEMENT dated as of February 1, 2002 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Agreement") is by and among AOR synthetic REAL ESTATE,
                         ---------
INC., a Delaware corporation (the "Lessee" or the "Construction Agent" or a
                                   ------          ------------------
"Tranche A Guarantor"); US ONCOLOGY, INC., a Delaware corporation, (the
 -------------------
"Guarantor" or a "Tranche A Guarantor"), the various entities which are parties
 ---------        -------------------
hereto from time to time as guarantors of the Tranche A Loans (subject to the definition of Tranche A Guarantors in Appendix A hereto, individually a "Tranche
                                      ----------                         -------
A Guarantor" and collectively, the "Tranche A Guarantors"), WELLS FARGO BANK,
-----------                         --------------------
NORTHWEST, NATIONAL ASSOCIATION, a national banking association (as successor to First Security Bank, National Association), not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as
               -------------
the Owner Trustee under the AOR Trust 1997-1 (the "Owner Trustee", the
                                                   -------------
"Borrower" or the "Lessor"); the various banks and other lending institutions
 --------          ------
which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A hereto, individually, a "Lender" and collectively, the
              ----------                          ------
"Lenders"); FIRST UNION NATIONAL BANK, a national banking association, as the
 -------
agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); the various banks and other lending institutions which are parties
     -----
hereto from time to time as holders of certificates issued with respect to the AOR Trust 1997-1 (subject to the definition of Holders in Appendix A hereto,
                                                          ----------
individually, a "Holder" and collectively, the "Holders"). Capitalized terms
                 ------                         -------
used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.
         ----------

     WHEREAS, the Lessee, the Guarantor, the Tranche A Guarantors, the Owner Trustee, certain banks and other lending institutions as lenders, certain banks and other lending institutions as holders and First Union National Bank as agent thereunder are parties to that certain Participation Agreement dated as of December 30, 1997 (as amended by that certain First Amendment to Participation Agreement and Credit Agreement dated as of January 30, 1998, as further amended by that certain Second Amendment to Certain Operative Agreements dated as of November 30, 1998, as further amended by that certain Third Amendment to Certain Operative Agreements dated as of May 14, 1999, as further amended by that certain Fourth Amendment to Certain Operative Agreements dated as of December 31, 2000, as further amended by that certain Fifth Amendment to Certain Operative Agreements, dated as of June 20, 2001, and as further amended by that certain Sixth Amendment to Certain Operative Agreements dated as of November 14, 2001 and as otherwise amended, modified, extended, supplemented, restated and/or replaced prior to the date hereof, the "Original Participation Agreement") and
                                        --------------------------------
certain of such Persons are parties to the other documents, instruments and operative agreements executed from time to time in connection with the Original Participation Agreement (all such other documents, instruments and operative agreements, together with the Original Participation Agreement, the "Existing
                                                                     --------
Operative Agreements");
--------------------

     WHEREAS, the parties to the Original Participation Agreement have agreed to amend and restate the Original Participation Agreement on the terms and subject to the conditions set forth herein;

     In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                     SECTION 1A. AMENDMENT AND RESTATEMENT.

     This Agreement amends and restates the Original Participation Agreement.

                              SECTION 1. THE LOANS.

     Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto or pursuant to the Existing Operative Agreements, the Lenders have made Loans to the Lessor in an aggregate principal amount equal to the aggregate amount of the Commitments of the Lenders for the purposes described herein and in the Existing Operative Agreements, and in consideration of the receipt of proceeds of the Loans and the execution and delivery of this Agreement and the other Operative Agreements, the Lessor will issue the Notes. The Loans shall be maintained and the Notes shall be issued pursuant to the Credit Agreement. The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by the Collateral.

                           SECTION 2. HOLDER ADVANCES.

     Subject to the terms and conditions of this Agreement and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto or pursuant to the Existing Operative Agreements, each Holder has made a Holder Advance on a pro rata basis to the Lessor with respect to the AOR Trust 1997-1 based on its Holder Commitment, in an aggregate amount for all Holders equal to the aggregate amount of the Holder Commitments. No prepayment or any other payment with respect to any Advance shall be permitted such that the aggregate Holder Advances outstanding equals less than three and four-tenths percent (3.4%) of the sum of the outstanding Loans and Holder Advances after giving effect to such prepayment or payment, except in connection with termination or expiration of the Term or in connection with the exercise of remedies relating to the occurrence of a Lease Event of Default. The representations, warranties, covenants and agreements of the Holders herein and in the other Operative Agreements are several, and not joint or joint and several.

                       SECTION 3. SUMMARY OF TRANSACTIONS.

     3.1  Operative Agreements.
          --------------------

     On the date hereof, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Lease, the Credit Agreement, the Notes, the Trust Agreement, the

Certificates, the Security Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

     3.2  Loans and Holder Advances.
          -------------------------

     As of the Closing Date and subject to the terms and conditions of this Agreement (a) the Holders will hold Holder Advances made in accordance with Sections 2 and 5 of this Agreement and the terms and provisions of the Trust Agreement and (b) the Lenders will hold Loans made in accordance with Sections 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement.

                             SECTION 4. THE CLOSING.

     All documents and instruments required to be delivered on the Closing Date shall be delivered at the offices of Moore & Van Allen, PLLC, Charlotte, North Carolina, or at such other location as may be determined by the Lessor, the Agent and the Lessee.

                        SECTION 5. CONDITIONS PRECEDENT;
                             RESTRICTIONS ON LIENS.

     5.1  [Reserved].
          ----------

     5.2  Procedures for Closing.
          ----------------------

          (a)  [Reserved].

          (b)  [Reserved].

          (c)  [Reserved].

          (d)  [Reserved].

          (e) All Operative Agreements which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such items (except for Notes, Certificates, and chattel paper originals, with respect to which in each case there shall be only one original) shall be delivered with originals sufficient for the Lessor, the Agent, each Lender and each Holder. All other items which are to be delivered to the Lessor, the Agent, the Lenders or the Holders shall be delivered to the Agent, on behalf of the Lessor, the Agent, the Lenders or the Holders, and such other items shall be held by the Agent. To the extent any such other items are requested in writing from time to time by the Lessor, any Lender or any Holder, the Agent shall provide a copy of such item to the party requesting it.

          (f) Notwithstanding the completion of any closing under this Agreement pursuant to Section 5.3, each condition precedent waived in connection with any such closing may be subsequently enforced by the Agent (unless such has been expressly waived in writing by the Agent).

     5.3. Conditions Precedent for the Lessor, the Agent, the Lenders and the
          -------------------------------------------------------------------
          Holders Relating to the Closing Date.
          -------------------------------------

     The obligations on the Closing Date of the Lessor, the Agent, the Lenders and the Holders to enter into the transactions contemplated by this Agreement, including without limitation the obligation to execute and deliver the applicable Operative Agreements to which each is a party on the Closing Date, are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Closing Date (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance satisfactory to the Agent, in its reasonable judgment; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 5.3 which are required to be performed by such party):

          (a) the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Operative Agreements and each certificate delivered pursuant to any Operative Agreement (including without limitation the Incorporated Representations and Warranties) on each such date;

          (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Operative Agreements to be performed by them on or prior to each such date;

          (c) [Reserved];

          (d) title to each Property shall conform to the representations and warranties set forth in Section 6.2(l) hereof;

          (e) the Lessee shall have delivered to the Agent a good standing certificate for the Lessee in the state where each Property is located;

          (f) there shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred;

          (g) [Reserved];

          (h) [Reserved];

          (i) [Reserved];

          (j) [Reserved];

          (k) [Reserved];

          (l) [Reserved];

          (m) [Reserved];

          (n) [Reserved];

          (o) [Reserved];

          (p) [Reserved];

          (q) [Reserved];

          (r) [Reserved];

          (s) [Reserved];

          (t) the Lessee shall have provided evidence to the Agent of insurance with respect to each such Property as provided in the Lease;

          (u) the Lessee shall have caused an Appraisal regarding each Property to be provided to the Agent from an appraiser reasonably satisfactory to the Agent until such time as Appraisals for Properties then subject to the Lease have been submitted to the Agent and evidence an aggregate value of all such Properties of at least the Base Amount;

          (v) the Lessee shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as reasonably determined by the Agent by a nationally recognized search company reasonably acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner reasonably satisfactory to the Agent;

          (w) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Agreements and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the reasonable satisfaction of the Agent;

          (x) in the opinion of the Agent and its respective counsel, the transactions contemplated by the Operative Agreements do not and will not subject the Lessor, the

     Lenders, the Agent or the Holders to any adverse regulatory prohibitions, constraints, penalties or fines;

          (y) each of the Operative Agreements to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Agent shall have received a fully executed copy of each of the Operative Agreements;

          (z) [Reserved];

          (aa) the Agent shall have received an Officer's Certificate, dated as of the Closing Date, of the Lessee in the form attached hereto as Exhibit D
                                                                       ---------
     or in such other form as is reasonably acceptable to the Agent stating that
     (i) each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; and (iii) each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it;

          (bb) the Agent shall have received (i) a certificate of the Secretary or an Assistant Secretary of each Credit Party, dated as of the Closing Date, in the form attached hereto as Exhibit E or in such other form as is
                                          ---------
     reasonably acceptable to the Agent attaching and certifying as to (1) the resolutions of the Board of Directors of such Credit Party duly authorizing the execution, delivery and performance by such Credit Party of each of the Operative Agreements to which it is or will be a party, (2) the articles of incorporation of such Credit Party certified as of a recent date by the Secretary of State of its state of incorporation and its by-laws and (3) the incumbency and signature of persons authorized to execute and deliver on behalf of such Credit Party the Operative Agreements to which it is or will be a party and (ii) a good standing certificate (or local equivalent) from the appropriate office of the respective states where such Credit Party is incorporated and where the principal place of business of such Credit Party is located as to its good standing in each such state (to the extent any Credit Party is a partnership, a limited liability company or is otherwise organized, such Credit Party shall deliver to the Agent (in form and substance reasonably satisfactory to the Agent) as of the Closing Date
     (A) a certificate regarding such Credit Party and any corporate general partners covering the matters described in EXHIBIT E and (B) a good
                                                ---------
     standing certificate, a certificate of limited partnership or a local equivalent of either of the foregoing, as applicable);

          (cc) the Agent shall have received an Officer's Certificate of the Lessor dated as of the Closing Date in the form attached hereto as Exhibit
                                                                        -------
     F or in such other form as is reasonably acceptable to the Agent, stating
     -
     that (i) each and every representation and warranty of the Lessor contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date, (ii) each Operative Agreement to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date;

          (dd) the Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit G or in such other form as
                                            ---------
     is reasonably acceptable to the Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Operative Agreements to which it is or will be a party, (B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency;

          (ee) counsel for the Lessor reasonably acceptable to the Agent shall have issued to the Lessee, the Holders, the Lenders and the Agent its opinion in the form attached hereto as Exhibit H or in such other form as
                                            ---------
     is reasonably acceptable to the Agent;

          (ff) the Lessee shall have caused to be delivered to the Agent a legal opinion in such form as is reasonably acceptable to the Agent, addressed to the Lessor, the Agent, the Lenders and the Holders, from counsel reasonably acceptable to the Agent; and

          (gg) the Lessee shall cause (i) tax lien searches and judgment lien searches regarding each Credit Party to be conducted (and copies thereof to be delivered to the Agent) in such jurisdictions as determined by the Agent by a nationally recognized search company acceptable to the Agent and (ii) the liens referenced in such lien searches which are objectionable to the Agent to be either removed or otherwise handled in a manner satisfactory to the Agent; provided this Section 5.3(ff) shall not be interpreted to limit
                --------
     or to contradict the requirements of Section 5.3(u).

     5.4. [Reserved].
           --------

     5.5. [Reserved].
           --------

     5.6. [Reserved].
           --------

     5.7. Restrictions on Liens.
          ---------------------

     On the Closing Date, the Lessee shall cause each Property acquired by the Lessor as of such date to be free and clear of all Liens except those referenced in Sections 6.2(r)(i) and 6.2(r)(ii). On each date a Property is either sold to a third party in accordance with the terms of the Operative Agreements or, pursuant to Section 22.1(a) of the Lease Agreement, retained by the Lessor, the Lessee shall cause such Property to be free and clear of all Liens (other than Lessor Liens and such other Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(g) of the Original Participation Agreement with respect to such Property.

     5.8. Accession Agreement Requirements - New Tranche A Guarantors.
          -----------------------------------------------------------

     US Oncology and its Subsidiaries may from time to time create or acquire new Subsidiaries, provided, that at any time promptly upon request by the Agent
                  --------
(and in any event, with respect to any Subsidiary that is requested or required to become a guarantor under the Lessee Credit Agreement prior to or concurrently with satisfaction of the conditions set forth in clauses (y) and (z) of clause
(i) below), (i) each such new Subsidiary (y) having assets with a gross value (determined in accordance with GAAP) in excess of $110,000, and (z) having commenced the conduct of an active business, will execute and deliver to the Agent (with sufficient copies for each Financing Party) an Accession Agreement in the form of Exhibit K and such other documents to effectuate the foregoing as
               ---------
may be reasonably requested by the Majority Secured Parties, and (ii) US Oncology will cause each such new Subsidiary to execute and deliver, and will cause to be delivered, all documentation of the type described in Section 5.3 as such new Subsidiary would have had to deliver were it a Tranche A Guarantor on the Closing Date.

     5.9. Maintenance of AOR Synthetic Real Estate, Inc. as a Wholly-Owned
          ----------------------------------------------------------------
          Entity; Right of Lessee to Guarantee Affiliate Obligations and Pledge
          ---------------------------------------------------------------------
          Assets.
          ------

     From the Closing Date and thereafter until such time as all obligations of all Credit Parties under the Operative Agreements have been satisfied and performed in full, US Oncology shall retain the Lessee as a Wholly-Owned Entity of US Oncology; provided, however, that notwithstanding anything to the contrary
                --------  -------
set forth herein or in any of the other Operative Agreements, no provision of any Operative Agreement shall be construed to in any way prohibit, restrict or otherwise limit the right of the Lessee to guarantee any Indebtedness or other obligations of US Oncology or any of its Subsidiaries, including, without limitation, any Indebtedness or other obligations of any such Person arising in connection with the Lessee Credit Agreement and any Indebtedness or other obligations of any such Person arising in connection with that certain Indenture Relating to 9.625% Senior Subordinated Notes Due 2012, dated as of February 1, 2002, by and among US Oncology, the guarantors party thereto and JP Morgan Chase Bank, as Trustee (as such may, in each case, hereafter be amended, modified, supplemented, restated and/or refinanced or otherwise replaced from time to time); provided, however, that notwithstanding anything to the contrary set
       --------  -------
forth herein or in any of the other Operative Agreements, no provision of any Operative Agreement shall be construed to in any way prohibit, restrict or otherwise limit the right of the Lessee to pledge or grant a lien or other security interest in any of its assets (and any representation or warranty in any of the Operative Agreements as to any lien or security interest created thereunder shall be subject to any such pledge or grant) pursuant to the pledge and security agreement executed on or about the Closing Date in connection with the Lessee Credit Agreement.

     5.10. Lessee's Right to Replace Lender or Holder After Request for
           ------------------------------------------------------------
           Extension of Lease Term.
           -----------------------

     In the event that the Lessee requests the consent of any Lender or any Holder to an extension of the Expiration Date pursuant to Section 2.2 of the Lease, and such Lender or such Holder refuses or fails to provide such consent, the Lessee shall have the right, subject to the repayment in full (by means of a purchase from an assignee or otherwise) of all Loans or Holder Advances, together with all accrued Interest and/or Holder Yield through the date of such purchase or assignment, and all other amounts due such Lender or such Holder (including, to the extent such Person is both a Lender and a Holder, all amounts due to such Person in its capacity as a Lender and a Holder) to replace such Lender or such Holder by requiring such Lender or such Holder to assign, without recourse, its interests, rights (except for rights to be indemnified for actions taken while a party hereunder) and obligations under the Operative Agreements (including, without limitation the Credit Agreement and/or the Trust Agreement, as the case may be) in accordance with the procedure set forth in Section 2.11(b) of the Credit Agreement and/or Section 3.9(b) of the Trust Agreement, as the case may be.

          SECTION 6. REPRESENTATIONS AND WARRANTIES.

     6.1. Representations and Warranties of the Borrower.
          ----------------------------------------------

     Effective as of the Closing Date, the Trust Company in its individual capacity and as the Borrower, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the
                                     --------
following paragraphs (h), (j) and (k) are made solely in its capacity as the
Borrower:

          (a) It is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Closing Date in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party;

          (b) The execution, delivery and performance of each Operative Agreement to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Holders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any Legal Requirement, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or
     (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or (iv) does or will require any Governmental Action by any Governmental Authority;

          (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Holders, each other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before such Closing Date will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Agreement to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

          (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Operative Agreements to which it is a party or would question the validity or enforceability of any of the Operative Agreements to which it is or will become a party;

          (e) It has not assigned or transferred any of its right, title or interest in or under the Lease, or its interest in any Property or any portion thereof, except in accordance with the Operative Agreements;

          (f) No Default of Event of Default under the Operative Agreements attributable to it has occurred and is continuing;

          (g) [Reserved];

          (h) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to a Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended;

          (i) The Owner Trustee's principal place of business, chief executive office, location for purposes of the UCC, and the office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

          (j) The Owner Trustee is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Holder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

          (k) The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

          (l) Each Property is free and clear of all Lessor Liens attributable to the Owner Trustee in its individual capacity; and

          (m) The Owner Trustee, in its trust capacity, is a party to no documents, instruments or agreements other than the Operative Agreements to which it is a party and any other documents delivered by the Owner Trustee in connection with the Operative Agreements.

     Effective as of the Closing Date, the Owner Trustee represents and warrants that each Property is free and clear of all Lessor Liens.

     6.2. Representations and Warranties of Each Credit Party.
          ---------------------------------------------------

     Effective as of the Closing Date, and the date each Wholly-Owned Entity delivers an Accession Agreement, each Credit Party represents and warrants to each of the other parties hereto that:

          (a) The Incorporated Representations and Warranties are true and correct (unless such relate solely to an earlier point in time) and the Lessee has delivered to the Agent the financial statements and other reports referred to in Section 5.11 of the Lessee Credit Agreement;

          (b) The execution and delivery by each Credit Party of this Agreement and the other applicable Operative Agreements as of such date and the performance by each Credit Party of its respective obligations under this Agreement and the other applicable Operative Agreements are within the corporate, partnership or limited liability company (as the case may be) powers of each Credit Party, have been duly authorized by all necessary corporate, partnership or limited liability company (as the case may be) action on the part of each Credit Party (including without limitation any necessary shareholder, partnership or limited liability company action), have been duly executed and delivered, have received all necessary governmental approval required to be obtained by each Credit Party, and do not and will not (i) violate any Legal Requirement which is binding on any Credit Party or any of their Subsidiaries, (ii) contravene or conflict with, or result in a breach of, any provision of (A) the Articles of Incorporation, By-Laws or other organizational documents of any Credit Party or any of their Subsidiaries or (B) any agreement, indenture, instrument or other document which is binding on any Credit Party or any of their Subsidiaries (excepting such contravention of, conflict with or breach thereof which shall not have or could not reasonably be expected to have a Material Adverse Effect) or (iii) result in, or require, the creation or imposition of any Lien (other than pursuant to the terms of the Operative Agreements) on any asset of any Credit Party or any of their Subsidiaries;

          (c) This Agreement and the other applicable Operative Agreements to which any Credit Party is a party, executed prior to and as of such date, constitute the legal, valid and binding obligation of each Credit Party, as applicable, enforceable against each Credit Party, as applicable, in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor's rights generally or by general principles of equity. Each Credit Party has executed the various Operative Agreements required to be executed as of such date;

          (d) Except as described in EXHIBIT L, there are no material actions,
                                     ---------
     suits or proceedings pending or, to the knowledge of any Credit Party, threatened against any Credit Party in any court or before any Governmental Authority (nor shall any order, judgment or decree have been issued or to the knowledge of any Credit Party, proposed to be issued by any Governmental Authority to set aside, restrain, enjoin or prevent the full performance of any Operative Agreement or any transaction contemplated thereby) that (i) concern any Property or any Credit Party's interest therein, (ii) question the validity or enforceability of any Operative Agreement or any transaction contemplated by the Operative Agreements or
     (iii) shall have or could reasonably be expected to have a Material Adverse Effect;

          (e) No Governmental Action by any Governmental Authority or other authorization, registration, consent, approval, waiver, notice or other action by, to or of any other Person (x) pursuant to any Legal Requirement or (y) pursuant to any contract, indenture, instrument or agreement (the failure of which to obtain in the case of this clause (y) shall not have or could not reasonably be expected to have a Material Adverse Effect) is required to have been obtained on the part of any Credit Party to authorize or is required in connection with (i) the execution, delivery or performance of any Operative Agreement, (ii) the legality, validity, binding effect or enforceability of any Operative Agreement, or (iii) the acquisition, ownership, construction, completion, occupancy, operation, leasing or subleasing of any Property except for those that may appropriately be obtained at a later date, in each case, except those which have been obtained and are in full force and effect;

          (f) Upon the execution and delivery of each Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Lease Supplement and will have a valid and subsisting leasehold interest in such Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease;

          (g) [Reserved].

          (h) All information heretofore or contemporaneously herewith furnished by any Credit Party or any of their Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all information hereafter furnished by or on behalf of any Credit Party or any of their Subsidiaries to the Agent, the Owner Trustee, any Lender or any Holder pursuant hereto or in connection herewith will be, true and accurate in all material respects on the date as of which such information is dated or certified, and such information, taken as a whole, does not and will not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

          (i) The location of the Lessee for purposes of the UCC is the State of Delaware. The principal place of business, chief executive office and office of the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at Houston, Harris County, Texas. The states of incorporation/formation and the principal place of business of the Tranche A Guarantors are located in the states set forth in EXHIBIT M;

          (j) The representations and warranties of each Credit Party set forth in any of the Operative Agreements are true and correct in all material respects on and as of each such date as if made on and as of such date (unless expressly referring to another date and in each case, such representations and warranties shall have been true and correct on and as of such earlier date). There exists no Default or Event of Default under any of the Operative Agreements which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Operative Agreement or otherwise waived in accordance with the applicable Operative Agreement;

          (k) Each Property consists of Land and existing Improvements thereon which Improvements are suitable for occupancy. Each Property is located in one (1) of the Approved States;

          (l) As of the Closing Date, the Lessor has good and indefeasible fee simple title to each Property, subject only to (i) such Liens referenced in Sections 6.2(r)(i) and 6.2(r)(ii) on the Closing Date and (ii) subject to
     Section 5.7, Permitted Liens after the Closing Date;

          (m) As of the Closing Date, no portion of any Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

          (n) As of the Closing Date, each Property complies with all Insurance Requirements and in all material respects with all standards of the Credit Parties with respect to similar properties owned by any Credit Party;

          (o) As of the Closing Date, each Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Laws), except to the extent that failure to comply therewith, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect;

          (p) As of the Closing Date, all utility services and facilities necessary for the operation of the Improvements and the Equipment regarding each Property (including without limitation gas, electrical, water and sewage services and facilities) are available at the applicable Property;

          (q) [Reserved].

          (r) (i) The Security Documents create, as security for the Obligations (as such term is defined in the Security Agreement), valid and enforceable security interests in, and Liens on, all of the Collateral, in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements, and such security interests and Liens are subject to no other Liens (subject to Liens for Taxes not yet due and payable) other than Liens that are expressly set forth as title exceptions on the title commitment issued with respect to the applicable Property and other than Permitted Liens. Upon recordation of the Mortgage Instrument in the real estate recording office in the applicable Approved State identified by the Lessee, the Lien created by the Mortgage Instrument in the real property described therein shall be a perfected first priority mortgage Lien on such real property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements subject to no other Liens (subject to Liens for Taxes not yet due and payable) other than Liens that are expressly set forth as title exceptions on the title commitment issued with respect to the applicable Property and other than Permitted Liens. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices in the applicable Approved States or elsewhere identified by the Lessee, upon filing of the Lender Financing Statements in such filing offices, the security interests created by the Security Agreement shall be perfected first priority security interests (subject to Liens for Taxes not yet due and payable) in such personal property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements to the extent that perfection may be accomplished by the filing of financing statements;

          (ii) The Lease Agreement creates, as security for the obligations of the Lessee under the Lease Agreement, valid and enforceable security interests in, and Liens on, each Property leased thereunder, in favor of the Lessor, and such security interests and Liens are subject to no other Liens (subject to Liens for Taxes not yet due and payable) other than Liens that are expressly set forth as title exceptions on the title commitment issued with respect to the applicable Property and other than Permitted Liens. Upon recordation of the memorandum of the Lease Agreement and the memorandum of a Ground Lease (or, in either case, a short form lease) in the real estate recording office in the applicable Approved State identified by the Lessee, the Lien created by the Lease Agreement in the real property described therein shall be a perfected first priority mortgage Lien (subject to Liens for Taxes not yet due and payable and Liens that are expressly set forth as title exceptions on the title commitment issued with respect to the applicable Property and Permitted Liens) on such real property in favor of the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements. To the extent that the security interests in the portion of any Property comprised of personal property can be perfected by the filing in the filing offices in the applicable Approved State or elsewhere identified by the Lessee upon filing of the Lessor Financing Statements in such filing offices, a security interest created by the Lease Agreement shall be a perfected first priority security interest (subject to Liens for Taxes not yet due and payable) in such personal property in favor of the Lessor, which rights pursuant to the Lessor Financing Statements are assigned to the Agent, for the ratable benefit of the Lenders and the Holders, as their respective interests appear in the Operative Agreements to the extent perfection may be accomplished by the filing of financing statements;

          (s) [Reserved].

          (t) Each Property shall be operational and shall constitute all the equipment, facilities, rights, other personal property and other real property necessary to operate, utilize and maintain such Property for its originally intended purpose in a commercially reasonable manner and on an independent, stand alone basis;

          (u) Each Property has been acquired or ground leased pursuant to a Ground Lease at a price that is not in excess of fair market value or fair market rental value, as the case may be; and

          (v) As of the Closing Date, each Wholly-Owned Entity (formed or acquired prior to or on such date) shall have executed this Agreement and the Credit Agreement in its capacity as the Lessee and/or a Tranche A Guarantor and, as to US Oncology, in its capacity as the Guarantor and as a Tranche A Guarantor.

                     SECTION 7. PAYMENT OF CERTAIN EXPENSES.

     7.1. Transaction Expenses.
          --------------------

          The Lessee agrees on the Closing Date, to pay, or cause to be paid, all Transaction Expenses arising in connection with the Closing Date, including without limitation all reasonable fees, expenses and disbursements of the various legal counsels for the Lessor and the Agent in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Closing Date, any fees and expenses of the Owner Trustee due and payable on such Closing Date, all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection with such Closing Date.

     7.2. Brokers' Fees.
          -------------

     The Lessee agrees to pay or cause to be paid any and all brokers' fees, if any, including without limitation any interest and penalties thereon, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

     7.3. Certain Fees and Expenses.
          -------------------------

     The Lessee agrees to pay or cause to be paid (a) the annual Owner Trustee's fee and all reasonable expenses of the Owner Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee and/or co-trustee, for acting as the owner trustee under the Trust Agreement, (b) all reasonable out-of-pocket costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in entering into any future amendments, modifications, supplements, restatements and/or replacements with respect to any of the Operative Agreements, whether or not such amendments, modifications, supplements, restatements and/or replacements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor, (c) all reasonable out-of-pocket costs and expenses incurred by the Lessee, the Agent, the Lenders, the Holders or the Lessor in connection with any exercise of remedies under any Operative Agreement or any purchase of any Property by the Lessee or any third party and (d) all reasonable out-of-pocket costs and expenses incurred by the Credit Parties, the Agent, the Lenders, the Holders or the Lessor in connection with any transfer or conveyance of any Property, whether or not such transfer or conveyance is ultimately accomplished.

     7.4. Facility Fee.
          ------------

     Until the Maturity Date, the Lessee agrees to pay or to cause to be paid to the Agent for the account of (a) the Lenders, respectively, a facility fee (the "Lender Facility Fee") equal to the product of the average daily aggregate
 -------------------
amount of the Advances of such Lender outstanding until the Maturity Date, in each case multiplied by the applicable percentage set forth in the matrix below per annum and (b) the Holders, respectively, a facility fee (the "Holder
                                                                  ------
Facility Fee") equal to the product of the average daily aggregate amount of the
------------
Advances of such Holder outstanding until the Maturity Date, in each case multiplied by the applicable percentage set forth in the matrix below per annum. From the Closing Date until the fifth (5th) day after delivery of the first financial statements and Compliance Certificate pursuant to Section 28.1 of the Lease following the Closing Date, such applicable percentage shall be 0.50% for both the Lender Facility Fee and for the Holder Facility Fee. Thereafter, such Facility Fees shall be calculated on the basis of a year of three hundred sixty
(360) days for the actual days elapsed and shall be payable in arrears on the last Business Day of each fiscal quarter of the Lessee, commencing with the fiscal quarter first ending after the Closing Date. The Facility Fees shall be reset from time to time at the time of the resetting of the Applicable Margin. If all or a portion of any such Facility Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the ABR plus the Applicable Margin for ABR Loans (or in the case of Holder Yield, the ABR plus the Applicable Margin for ABR Holder Advances) plus two percent (2%) from the date of such non-payment until such amount is paid in full (as well as before judgment).

                                                 Lender           Holder
            Leverage Ratio                    Facility Fee     Facility Fee
            --------------                    ------------     ------------

Greater than or equal to 3.00 to 1.00             0.50%            0.50%

Greater than or equal to 2.50 to 1.00 but         0.50%            0.50%
less than 3.00 to 1.00

Greater than or equal to 2.00 to 1.00 but         0.50%            0.50%
less than 2.50 to 1.00

Greater than or equal to 1.50 to 1.00 but         0.50%            0.50%
less than 2.00 to 1.00

Less than or equal to 1.50 to 1.00                0.50%            0.50%

          SECTION 8. OTHER COVENANTS AND AGREEMENTS.

     8.1. Cooperation with the Lessee.
          ---------------------------

     The Holders, the Lenders, the Lessor (at the direction of the Majority Secured Parties) and the Agent shall, at the expense of and to the extent reasonably requested by the Lessee (but without assuming additional liabilities on account thereof and only to the extent such additional liabilities are acceptable to the Agent in its reasonable judgment), cooperate with the Lessee in connection with the Lessee satisfying its covenant obligations contained in the Operative

Agreements including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request.

     8.2. Covenants of the Owner Trustee and the Holders.
          ----------------------------------------------

     Each of the Owner Trustee and the Holders hereby agrees that so long as this Agreement is in effect:

          (a) Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Holder will create or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Properties attributable to it; provided, however, that the Owner Trustee and the Holders shall not be
     --------  -------
     required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or involve any danger of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any material part of any Property or title thereto or any interest therein or the payment of Rent;

          (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Holders' rights under the Trust Agreement to remove the institution acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement and by the Lessee as provided in the succeeding paragraph (c) below), each of the Owner Trustee and the Holders hereby agrees with the Lessee, the Construction Agent and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect any such party;

          (c) The Owner Trustee or any successor may resign or be removed by the Holders as the Owner Trustee, a successor Owner Trustee may be appointed and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement and, with respect to such appointment, with the consent of the Lessee, which consent shall not be unreasonably withheld or delayed;

          (d) The Owner Trustee, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Operative Agreements;

          (e) The Holders will not instruct the Owner Trustee to take any action in violation of the terms of any Operative Agreement;

          (f) Neither any Holder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Holder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

          (g) The Owner Trustee shall give prompt notice to the Lessee, the Holders and the Agent (A) if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or (B) if it shall change its name or (C) if its location for purposes of the UCC shall change; and

          (h) The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Operative Agreements and/or relating to any Property in each case as directed in writing by the Agent (until such time as the Loans are paid in full, and then by the Majority Holders) or, in connection with Sections 8.5 and 9.2 hereof, the Lessee; provided, however, that notwithstanding the
                                 --------  -------
     foregoing provisions of this subparagraph (h) the Owner Trustee, the Agent, the Lenders and the Holders each acknowledge, covenant and agree that neither the Owner Trustee nor the Agent shall act or refrain from acting, regarding each Unanimous Vote Matter, until such party has received the approval of each Lender and each Holder affected by such matter.

     8.3. Credit Party Covenants, Consent and Acknowledgment.
          --------------------------------------------------

          (a) Each Credit Party acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Agreement and the Mortgage Instruments, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Agent. Each Credit Party hereby irrevocably consents to the creation, perfection and maintenance of such Liens. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties to satisfy their covenants herein or in the other Operative Agreements, including without limitation at any time and from time to time promptly and duly executing and delivering any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

          (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Loans and the Holder Advances are paid in full and the Liens evidenced by the Security Agreement and the Mortgage Instruments have been released (i) any and all Rent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments which shall be payable to each Holder or other Person as appropriate) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 hereof, (ii) all rights of the Lessor under the Lease shall be exercised by the Agent and (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Lessor, also to be delivered at the same time to the Agent.

          (c) No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Operative Agreement except in accordance with Section 12.4 of this Agreement.

          (d) The Lessee hereby covenants and agrees to cause an Appraisal or reappraisal (in form and substance satisfactory to the Agent and from an appraiser selected by the Agent) to be issued respecting any Property as requested by the Agent (i) at each and every time as such shall be required to satisfy any regulatory requirements imposed on the Agent, the Lessor, the Trust Company, any Lender and/or any Holder and (ii) from time to time after the occurrence and during the continuance of an Event of Default.

          (e) Each Credit Party hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person shall (without further action) be deemed to be Supplemental Rent obligations payable by the Lessee. Without limitation, such obligations shall include without limitation arrangement fees, administrative fees, participation fees, facility fees, unused fees, prepayment penalties, breakage costs, indemnities, trustee fees and transaction expenses incurred by the parties hereto in connection with the transactions contemplated by the Operative Agreements.

          (f) At any time the Lessor or the Agent is entitled under the Operative Agreements to possession of a Property or any component thereof, the Lessee hereby covenants and agrees, at its own cost and expense, to assemble (in the case of tangible personal property) and make the same available to the Agent (on behalf of the Lessor).

          (g) The Lessee hereby covenants and agrees that respecting all Properties in the aggregate subject to the Lease at any time (and without respect to analysis on a Property by Property basis), (i) Non-Integral Equipment financed under the Operative Agreements may constitute up to, but not to exceed, fifteen percent (15%) of the aggregate Advances extended at or prior to such time and (ii) Equipment (including without limitation such Non-Integral Equipment) financed under the Operative Agreements may constitute up to, but not exceed, fifty percent (50%) of the aggregate Advances extended at or prior to such time.

          (h) The Lessee hereby covenants and agrees that (i) the Property Cost for each individual parcel of the Property shall be no less than $2,000,000 and (ii) each parcel of the Property shall be a Permitted Facility.

          (i) The Lessee hereby covenants and agrees that it shall give prompt notice to the Agent (A) if the Lessee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to any Property are kept, shall cease to be located at Houston, Harris County, Texas or (B) if it shall change its name or (C) if its location for purposes of the UCC shall change.

          (j) The Lessee hereby covenants and agrees that the aggregate Property Cost of Properties purchased for any reason by the Lessee pursuant to its Purchase Option prior to the Expiration Date shall not exceed ten percent (10%) of the aggregate Property Cost for all Properties as of the Closing Date.

          (k) [Reserved].

          (l) Within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Lessee and within one-hundred (100) days after the close of each fiscal year of the Lessee, the Lessee hereby covenants and agrees to deliver to the Agent, the Lenders and the Holders a Compliance Certificate and a Covenant Compliance Worksheet reflecting the computation of the financial covenants incorporated by reference into the Lease pursuant to Section 28.1 of the Lease as of the last day of the period covered by such financial statements.

          (m) Each Credit Party agrees that the Tranche A Loans, the Tranche B Loans and the Certificates will be treated as debt of US Oncology for purposes of calculating financial covenants.

          (n) Each Credit Party shall promptly notify the Agent, or cause the Agent to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Default or Event of Default which is continuing at such time. In any event, such notice shall be provided to the Agent within ten (10) days of when an officer of such Credit Party gains such knowledge.

          (o) Until all of the obligations under the Operative Agreements have been finally and indefeasibly paid and satisfied in full and the Commitments and the Holder Commitments terminated unless consent has been obtained from the Majority Secured Parties, each Credit Party will:

               (i) except as permitted by the express provisions of the Lessee Credit Agreement, preserve and maintain its separate legal existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation (or partnership, limited liability company or other such similar entity, as the case may be) and authorized to do business in each jurisdiction in which the failure to do so qualify shall have or could reasonably be expected to have a Material Adverse Effect;

               (ii) pay and perform all obligations of the Credit Parties under the Operative Agreements and pay or perform (A) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (B) all other indebtedness, obligations and liabilities in accordance with customary trade practices, which in the case of each of (A) and (B) if not paid shall have or could reasonably be expected to have a Material Adverse Effect; provided,
                                                                    --------
          that any Credit Party may contest any item described in this Section 8.3(o)(ii) in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP;

               (iii) do each of the following to the extent failure to do so shall have or could reasonably be expected to have a Material Adverse
          Effect: observe and remain in compliance with all applicable Laws and maintain in full force and effect all Governmental Actions, in each case applicable to the conduct of its business; keep or cause to be kept in full force and effect all licenses, certifications or accreditations necessary for any Permitted Facility to carry on its business; and

               (iv) provided, that the Agent, the Lenders and the Holders use
                    --------
          reasonable efforts to minimize disruption to the business of the Credit Parties, permit representatives of the Agent or any Lender or any Holder, from time to time upon reasonable notice and during normal banking hours to do each of the following: to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including without limitation management letters prepared by independent accountants; and discuss with its principal officers, and (in the presence of its officers) its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

     (p) After the Closing Date, the Lessee hereby agrees to (i) execute and deliver such amendments to the Mortgage Instruments and such other documents and instruments that, in the reasonable judgment of the Agent, are necessary or advisable to maintain the perfection and priority of the Liens created thereunder and (ii) use reasonable efforts to obtain title insurance endorsements regarding such amendments, documents or instruments.

     (q) The Lessee will promptly forward to the Agent written notification of the commencement of an action regarding Lessee's right, title and interest, if any, in and to any material Commercial Tort Claims (as defined in Section 1(a) of the

     Security Agreement) constituting Trust Property of which the Lessee is aware and as to which the Lessee is the claimant and execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Agent or required by law, including the UCC, to fully create, perfect and maintain the priority of the Agent's security interest in any such Commercial Tort Claims.

     8.4. Sharing of Certain Payments.
          ---------------------------

     Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Lease or any of the other Operative Agreements shall be made by such Credit Party directly to the Agent as more particularly provided in Section 8.3 hereof. The Lessor, the Holders, the Agent, the Lenders and the Credit Parties acknowledge the terms of Section 8.7 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Operative Agreements and agree, that all such payments and amounts are to be allocated as provided in Section 8.7 of this Agreement.

     8.5. Grant of Easements, etc.
          -----------------------

     The Agent, the Lenders and the Holders hereby agree that, so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall, from time to time at the request of the Lessee (and with the prior consent of the Agent), in connection with the transactions contemplated by the Lease or the other Operative Agreements, (i) grant easements and other rights in the nature of easements with respect to any Property, (ii) release existing easements or other rights in the nature of easements which are for the benefit of any Property, (iii) execute and deliver to any Person any instrument appropriate to confirm or effect such grants or releases, and (iv) execute and deliver to any Person such other documents or materials in connection with the acquisition, development, construction, testing or operation of any Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that each of the agreements referred to in this Section 8.5
           --------
shall be of the type normally executed by the Lessee or its Affiliates or other Persons operating businesses similar to the businesses of Lessee and/or its Affiliates and similarly situated to Lessee and/or its Affiliates in the ordinary course of such firm's business and shall be on commercially reasonable terms so as not to diminish the value of any Property in any material respect.

     8.6. Appointment of the Agent by the Lenders, the Holders and the Owner
          ------------------------------------------------------------------
          Trustee.
          -------

     The Holders hereby appoint the Agent to act as collateral agent for the Holders in connection with the Lien granted by the Security Documents to secure the Holder Amount. The Lenders and the Holders acknowledge and agree and direct that the rights and remedies of the beneficiaries of the Lien of the Security Documents shall be exercised by the Agent on behalf of the Lenders and the Holders as directed from time to time by the Majority Secured Parties or, pursuant to Sections 8.2(h) and 12.4, all of the Lenders and the Holders, as the case may be;

provided, in all cases, the Agent shall allocate payments and other amounts
--------
received in accordance with Section 8.7; provided, further, the Agent shall take
                                         --------  -------
directions with respect to the guaranty provisions of (a) Sections 8B.1 through 8B.8 of the Credit Agreement from the Tranche A Lenders holding sixty-six and two thirds percent (66 2/3%) of the aggregate Tranche A Loans outstanding and
(b) Sections 8C.1 through 8C.8 of the Credit Agreement from the Majority Secured Parties. The Agent is further appointed to provide notices under the Operative Agreements on behalf of the Owner Trustee (as determined by the Agent, in its reasonable discretion), to receive notices under the Operative Agreements on behalf of the Owner Trustee and (subject to Sections 8.5 and 9.2) to take such other action which the Owner Trustee is entitled to take under the Operative Agreements on behalf of the Owner Trustee as the Agent shall determine in its reasonable discretion from time to time. The Agent hereby accepts such appointments. For purposes hereof, the provisions of Section 7 of the Credit Agreement, together with such other terms and provisions of the Credit Agreement and the other Operative Agreements as required for the full interpretation and operation of Section 7 of the Credit Agreement are hereby incorporated by reference as if restated herein for the mutual benefit of the Agent and each Holder as if each Holder were a Lender thereunder. Outstanding Holder Advances and outstanding Loans shall each be taken into account for purposes of determining Majority Secured Parties. Further, the Agent shall be entitled to take such action on behalf of the Owner Trustee as is delegated to the Agent under any Operative Agreement (whether express or implied) as may be reasonably incidental thereto. The parties hereto hereby agree to the provisions contained in this Section 8.6. Any appointment of a successor agent under Section 7.9 of the Credit Agreement shall also be effective as an appointment of a successor agent for purposes of this Section 8.6.

     8.6B. Appointment of the Lessor by the Lenders and the Holders.
           --------------------------------------------------------

     The Lenders, the Holders and the Agent hereby appoint the Lessor to act as collateral agent for the Lenders, the Holders and the Agent in connection with the Lien granted by the Lease to secure the obligations of each Credit Party under any and all Operative Agreements. The Lessor accepts such appointment. The Lessor hereby agrees, and the Lenders, the Holders and the Agent hereby acknowledge, that (to the extent not otherwise set forth in any other Operative Agreement) all right, title and interest of the Lessor in, to and under the Lease is hereby further assigned to the Agent, for the benefit of the Lenders, the Holders and the Agent as collateral to secure the obligations of the Lessor and each Credit Party under any and all Operative Agreements.

     8.7. Collection and Allocation of Payments and Other Amounts.
          -------------------------------------------------------

          (a) Each Credit Party has agreed pursuant to the terms of this Agreement to pay to (i) the Agent any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person and (ii) each Person as appropriate the Excepted Payments. Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this
     Section 8.7, such amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Holders or any of the

     Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Lenders and the Holders under this Section 8.7 shall be made based on (in the case of the Lenders) the ratio of the outstanding Loans to the aggregate Property Cost and (in the case of the Holders) the ratio of the outstanding Holder Advances to the aggregate Property Cost. Ratable distributions among the Tranche A Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche A Lender's Commitment for Tranche A Loans to the aggregate of all the Tranche A Lenders' Commitments for Tranche A Loans. Ratable distributions among the Tranche B Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche B Lender's Commitment for Tranche B Loans to the aggregate of all the Tranche B Lenders' Commitments for Tranche B Loans. Ratable distributions among the Lenders (in situations where the Tranche A Lenders are not differentiated from the Tranche B Lenders) shall be made based on the ratio of the individual Lender's Commitment to the aggregate of all the Lenders' Commitments. Ratable distributions among the Holders under this Section 8.7 shall be based on the ratio of the individual Holder's Holder Commitment to the aggregate of all the Holders' Holder Commitments.

          (b) Payments and other amounts received by the Agent from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated as follows:

               (i) Any such payment or amount identified as or deemed to be Basic Rent shall be applied and allocated by the Agent first, ratably
                                                                 -----
          to the Lenders and the Holders for application and allocation to the payment of interest on the Loans and thereafter the principal of the Loans which is due and payable on such date and to the payment of accrued Holder Yield with respect to the Holder Advances and thereafter the portion of the Holder Advances which is due on such date; and second, if no Default or Event of Default is in effect, any
                    ------
          excess shall be paid to such Person or Persons as the Lessee may designate; provided, that if a Default or Event of Default is in
                     --------
          effect, such excess (if any) shall instead be held by the Agent until the earlier of (I) the first date thereafter on which no Default or Event of Default shall be in effect (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate) and (II) the Maturity Date or the Expiration Date, as the case may be (or, if earlier, the date of any Acceleration), in which case such amounts shall be applied and allocated in the manner contemplated by Section 8.7(b)(iv).

               (ii) If on any date the Agent or the Lessor shall receive any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15.1(a) or 15.1(g) of the Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Lease), or (B) the Termination Value in connection with the delivery of a Termination Notice pursuant to Article XVI of the Lease, or (C) the Termination Value in connection with the exercise of the Purchase Option under Section 20.1 of the Lease or the exercise of the option of the Lessor to transfer the Properties to the Lessee pursuant to
          Section 20.3 of the Lease, then in each case, the Lessor shall be required to pay such amount received

          (1) if no Acceleration has occurred, to prepay the principal balance of the Loans and the Holder Advances, on a pro rata basis, a portion of such amount to be distributed to the Lenders and the Holders or (2) if an Acceleration has occurred, to apply and allocate the proceeds respecting Sections 8.7(b)(ii)(A) through 8.7(b)(ii)(D) in accordance with Section 8.7(b)(iii) hereof.

               (iii) Subject to Section 8.7(c), an amount equal to any payment identified as proceeds of the sale or other disposition (or lease upon the exercise of remedies) of the Properties or any portion thereof, whether pursuant to Article XXII of the Lease or the exercise of remedies under the Security Documents or otherwise, the execution of remedies set forth in the Lease and any payment in respect of excess wear and tear pursuant to Section 22.3 of the Lease shall be applied and allocated by the Agent first, ratably to the payment of the
                                     -----
          principal and interest of the Tranche B Loans then outstanding, second, ratably to the payment of the principal and interest of the
          ------
          Tranche A Loans then outstanding, third, to the extent such amount
                                            -----
          exceeds the maximum amount to be returned pursuant to the foregoing provisions of this paragraph (iii), ratably to the payment to the Holders of the outstanding principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to any and all other amounts owing under the
                           ------
          Operative Agreements to the Lenders under the Tranche B Loans, fifth,
                                                                         -----
          to any and all other amounts owing under the Operative Agreements to the Lenders under the Tranche A Loans, sixth, to any and all other
                                                 -----
          amounts owing under the Operative Agreements to the Holders, and seventh, to the extent moneys remain after application and allocation
          -------
          pursuant to clauses first through sixth above, to the Owner Trustee
                              -----         -----
          for application and allocation to any and all other amounts owing to the Holders or the Owner Trustee and as the Holders shall determine; provided, where no Event of Default shall exist and be continuing and
          --------
          a prepayment is made for any reason with respect to less than the full amount of the outstanding principal amount of the Loans and the outstanding Holder Advances, the proceeds shall be applied and allocated ratably to the Lenders and to the Holders.

               (iv) Subject to Section 8.7(c), an amount equal to (A) any such payment identified as a payment pursuant to Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties, (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties), (C) any amount paid by the Tranche A Guarantors pursuant to Sections 8B.1 - 8B.8 of the Credit Agreement and/or by the Guarantor pursuant to Sections 8C.1 - 8C.8 of the Credit Agreement and
          (D) any amount received with respect to the collateral which secures both the Lessee Credit Agreement and any obligations under the Operative Agreements, shall be applied and allocated by the Agent first, ratably, to the payment of the principal and interest balance
          -----
          of

          Tranche A Loans then outstanding, second, ratably to the payment of
                                            ------
          the principal and interest balance of the Tranche B Loans then outstanding, third, ratably to the payment of the principal balance of
                       -----
          all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to the payment of any other
                                            ------
          amounts owing to the Lenders hereunder or under any of the other Operative Agreements, and fifth, to the extent moneys remain after
                                    -----
          application and allocation pursuant to clauses first through fourth
                                                         --------------------
          above, to the Owner Trustee for application and allocation to Holder Advances and Holder Yield and any other amounts owing to the Holders or the Owner Trustee as the Holders shall determine.

               (v) An amount equal to any such payment identified as Supplemental Rent shall be applied and allocated by the Agent to the payment of any amounts then owing to the Agent, the Lenders, the Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 8.7(b)) as shall be determined by the Agent in its reasonable discretion; provided, however, that Supplemental
                                        --------  -------
          Rent received upon the exercise of remedies after the occurrence and continuance of an Event of Default in lieu of or in substitution of the Maximum Residual Guarantee Amount or as a partial payment thereon shall be applied and allocated as set forth in Section 8.7(b)(iv).

               (vi) The Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Agent and apply and allocate each such amount in the manner specified above.

          (c) Upon the termination of the Commitments and the Holder Commitments and the indefeasible payment in full of all Loans, all Holder Advances and all other amounts owing by the Owner Trustee or any Credit Party in accordance with any Operative Agreement, any excess moneys remaining with the Agent with regard to one or more of the Properties shall be returned to the Lessee. In the event of an Acceleration it is agreed that, prior to the application and allocation of amounts received by the Agent in the order described in Section 8.7(b) above, any such amounts shall first be applied and allocated to the payment of (i) any and all sums advanced by the Agent in order to preserve the Collateral or to preserve its Lien thereon, (ii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Agent of its rights under the Security Documents, together with reasonable attorneys' fees and expenses and court costs and (iii) any and all other amounts reasonably owed to the Agent in accordance with the transactions contemplated by the Operative Agreements (including without limitation any accrued and unpaid administration fees).

     8.8. Release of Properties, etc.
          --------------------------

     If the Lessee shall at any time purchase any Property pursuant to the Lease, or if any Property shall be sold in accordance with Article XXII of the Lease, then, upon satisfaction by the Owner Trustee of its obligation to prepay the Loans, Holder Advances and all other amounts owing to the Lenders and the Holders under the Operative Agreements, the Agent is hereby authorized and directed to release such Properties from the Liens created by the Security Documents to the extent of its interest therein. In addition, upon the termination of the Commitments and the Holder Commitments and the payment in full of the Loans, the Holder Advances and all other amounts owing by the Owner Trustee hereunder or under any other Operative Agreement, the Agent is hereby authorized and directed to release all of the Properties from the Liens created by the Security Documents to the extent of its interest therein. Upon request of the Owner Trustee or the Lessee following any such release, the Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents as the Owner Trustee or the Lessee shall reasonably request to evidence such release.

                SECTION 9. CREDIT AGREEMENT AND TRUST AGREEMENT.

     9.1. The Lessee's Credit Agreement Rights.
          ------------------------------------

     Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the Holders, the Credit Parties and the Owner Trustee hereby agree that, prior to the occurrence and continuation of any Default (except with respect to subsections (a), (b), (d) or (g) which shall apply in the case of a Default) or Event of Default (except with respect to subsections
(a), (b), (d) or (g) which shall apply in the case of an Event of Default), the Lessee shall have the following rights:

          (a) the right to designate an account to which amounts funded under the Operative Agreements shall be credited pursuant to Section 2.3(a) of the Credit Agreement;

          (b) the right to terminate or reduce the Commitments pursuant to
     Section 2.5(a) of the Credit Agreement;

          (c) the right to exercise the conversion and continuation options pursuant to Section 2.7 of the Credit Agreement;

          (d) the right to receive any notice and any certificate, in each case issued pursuant to Sections 2.9(c) and/or 2.11(a) of the Credit Agreement;

          (e) the right to replace any Lender pursuant to Section 2.11(b) of the Credit Agreement;

          (f) the right to approve any successor agent pursuant to Section 7.9 of the Credit Agreement; and

          (g) the right to consent to any assignment by a Lender to which the Lessor has the right to consent pursuant to Section 9.8 of the Credit Agreement.

     9.2. The Lessee's Trust Agreement Rights.
          -----------------------------------

     Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner Trustee and the Holders hereby agree that, prior to the occurrence and continuation of any Default (except with respect to subsection (b) which shall apply in the case of a Default) or Event of Default (except with respect to subsection (b) which shall apply in the case of an Event of Default), the Lessee shall have the following rights:

          (a) the right to exercise the conversion and continuation options pursuant to Section 3.8 of the Trust Agreement;

          (b) the right to receive any notice and any certificate, in each case issued pursuant to Section 3.9(a) of the Trust Agreement;

          (c) the right to replace any Holder pursuant to Section 3.9(b) of the Trust Agreement;

          (d) the right to exercise the removal options contained in Section 3.9 of the Trust Agreement; and

          (e) no removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to Section 9.1 of the Trust Agreement shall be made without the prior written consent (not to be unreasonably withheld or delayed) of the Lessee.

                        SECTION 10. TRANSFER OF INTEREST.

     10.1. Restrictions on Transfer.
           ------------------------

     Each Lender may participate, assign or transfer all or a portion of its interest hereunder and under the other Operative Agreements in accordance with Sections 9.7 and 9.8 of the Credit Agreement; provided, at such time each
                                              --------
participant, assignee or transferee must obtain the same ratable interest in Tranche A Loans and Tranche B Loans. The Holders may, directly or indirectly, assign, convey or otherwise transfer any of their right, title or interest in or to the Trust Estate or the Trust Agreement with the prior written consent of the Agent and the Lessee (which consent shall not be unreasonably withheld or delayed) and in accordance with the terms of Section 11.8(b) of the Trust Agreement. The Owner Trustee may, subject to the rights of the Lessee under the Lease and the other Operative Agreements and to the Lien of the applicable Security Documents but only with the prior written consent of the Agent (which consent may be withheld by the Agent in its sole discretion) and (provided, no
                                                                  --------
Default or Event of Default has occurred and is continuing) with the consent of the Lessee, directly or indirectly, assign, convey, appoint an agent with respect to enforcement of, or otherwise transfer any of its right, title or interest in or to any Property, the Lease, the Trust Agreement and the other Operative Agreements (including without limitation any right to indemnification thereunder), or any other document relating to a Property or any interest in a Property as provided in the Trust Agreement and the Lease. The provisions of the immediately preceding sentence shall not apply to the obligations of the Owner Trustee to transfer Property to the Lessee or a third party purchaser pursuant to Article XXII of the Lease upon payment for such Property in accordance with the terms and conditions of the Lease. No Credit Party may assign any of the Operative Agreements or any of their respective rights or obligations thereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and the Lessor.

     10.2. Effect of Transfer.
           ------------------

     From and after any transfer effected in accordance with this Section 10, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor shall remain liable hereunder and under
--------  -------
such other documents to the extent that the transferee shall not have assumed the obligations of the transferor thereunder. Upon any transfer by the Owner Trustee, a Holder or a Lender as above provided, any such transferee shall assume the obligations of the Owner Trustee, the Holder or the Lender, as the case may be, and shall be deemed an "Owner Trustee", "Holder", or "Lender", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this
Section 10, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including without limitation rights theretofore accrued to indemnification under any such document.

                          SECTION 11. INDEMNIFICATION.

     11.1. General Indemnity.
           -----------------

     Whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Lease or any other Operative Agreement or on or with respect to any Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of any Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, lease or agreement comprising a portion of any thereof; (b) any latent or other defects in any Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage to any property or the environment relating to the Property, the Lease, the Agency Agreement or the Indemnity Provider; (d) the Operative Agreements, or any transaction contemplated thereby; (e) any breach by the Indemnity Provider of any of its representations or warranties under the Operative Agreements to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (f) the transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; and (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort. All Claims relating to Impositions which otherwise would be subject to this Section 11.1 shall instead be subject to the provisions of Section 11.2.

     If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Claim, such Indemnified Person shall promptly notify the Indemnity Provider in writing and shall not take action with respect to such Claim without the consent of the Indemnity Provider for thirty (30) days after the receipt of such notice by the Indemnity Provider; provided, however, that in the case of any such Claim, if action shall
          --------  -------
be required by law or regulation to be taken prior to the end of such period of thirty (30) days, such Indemnified Person shall endeavor to, in such notice to the Indemnity Provider, inform the Indemnity Provider of such shorter period, and no action shall be taken with respect to such Claim without the consent of the Indemnity Provider before seven (7) days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give
        --------  -------
the notices referred to in this sentence shall not diminish the Indemnity Provider's obligation hereunder except to the extent such failure precludes the Indemnity Provider from contesting such Claim and then only to the extent of such actual preclusion.

     If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Indemnity Provider is required by law or regulation for the Indemnified Person to respond to such Claim), the Indemnity Provider shall request in writing that such Indemnified Person respond to such Claim, the Indemnified Person shall, at the expense of the Indemnity Provider, in good faith conduct and control such action (including without limitation by pursuit of appeals) (provided, however,
                                                             --------  -------
that (A) at the Indemnity Provider's request, shall allow the Indemnity Provider to conduct and control the response to such Claim and (B) in the case of any Claim (and notwithstanding the provisions of the foregoing subsection (A)), the Indemnified Person may request the Indemnity Provider to conduct and control the response to such Claim (with counsel to be selected by the Indemnity Provider and consented to by such Indemnified Person, such consent not to be unreasonably withheld; provided, however, that any Indemnified Person may retain separate
          --------  -------
counsel at the expense of the Indemnity Provider in the event of a conflict of interest between such

Indemnified Person and the Indemnity Provider)) by, in the sole discretion of the Person conducting and controlling the response to such Claim (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Indemnity Provider from time to time.

     The party controlling the response to any Claim shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of the response to such Claim; provided,
                                                                     --------
that all decisions ultimately shall be made in the discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the response to such Claim and may settle such Claim if such Indemnified Person shall waive its rights to any indemnity from the Indemnity Provider that otherwise would be payable in respect of such Claim (and any future Claim, the pursuit of which is precluded by reason of such resolution of such Claim) and shall pay to the Indemnity Provider any amount previously paid or advanced by the Indemnity Provider pursuant to this Section
11.1 by way of indemnification or advance for the payment of an amount regarding such Claim.

     Notwithstanding the foregoing provisions of this Section 11.1, an Indemnified Person shall not be required to take any action (except to consult with the Indemnity Provider and to keep the Indemnity Provider reasonably informed as set forth above unless such Indemnified Person determines in good faith that there exists a conflict of interest between such Indemnified Person and the Indemnity Provider) and no Indemnity Provider shall be permitted to respond to any Claim in its own name or that of the Indemnified Person unless
(A) the Indemnity Provider shall have agreed to pay and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with such Claim, including without limitation all reasonable legal, accounting and investigatory fees and disbursements and, if the Indemnified Person has informed the Indemnity Provider that it intends to contest such Claim (whether or not the control of the contest is then assumed by the Indemnity Provider), the Indemnity Provider shall have agreed that the Claim is an indemnifiable Claim hereunder, (B) in the case of a Claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related Claims that have been or could be raised for which the Indemnity Provider may be liable to pay an indemnity under this Section 11.1) exceeds $25,000 (or such lesser amount as may be subsequently agreed between the Indemnity Provider and the Indemnified Person), (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such Claim shall involve the payment of any amount prior to the resolution of such Claim, the Indemnity Provider shall provide to the Indemnified Person an interest-free advance in an amount equal to the amount that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person) prior to the date such payment is due, (E) in the case of a Claim that must be pursued in the name of an Indemnified Person

(or an Affiliate thereof), the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent counsel selected by the Indemnity Provider and reasonably satisfactory to the Indemnified Person stating that a reasonable basis exists to contest such Claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that the position asserted in such appeal will more likely than not prevail) and (F) no Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any Claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 11.1, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Indemnity Provider's expense, an opinion of independent counsel selected by the Indemnity Provider and reasonably acceptable to the Indemnified Person stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest. In no event shall the Indemnity Provider be permitted to negotiate or settle any Claim without the consent of the Indemnified Person to the extent any loss, adjustment or settlement involves, or is reasonably likely to involve, any performance by or adverse admission by or with respect to the Indemnified Person.

     11.2. General Tax Indemnity.
           ---------------------

          (a) Subject to the following paragraph (b), the Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend each Property and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Operative Agreements shall be made free and clear of and without deduction for any and all present and future Impositions.

          (b) Notwithstanding anything to the contrary in Section 11.2(a) hereof, the following shall be excluded from the indemnity required by
     Section 11.2(a):

               (i) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified Person (other than the Lessor, the Owner Trustee and the Trust except to the extent of fees and compensation paid to the Trust Company for acting as Owner Trustee under the Operative Agreements) by the United States federal government that are based on or measured by the net income or capital (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i) shall not be interpreted to
                  --------
          prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (ii) Taxes (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any

          Indemnified Person (other than the Lessor, the Owner Trustee and the Trust except to the extent of fees and compensation paid to the Trust Company for acting as Owner Trustee under the Operative Agreements) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income or capital (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, that this clause
                                                   --------
          (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

               (iii) any Tax to the extent it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax that relates to such termination, redelivery or sale and/or to any period prior to such termination, redelivery or sale); and

               (iv) any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

          (c) (i) Subject to the terms of Section 11.2(f), the Indemnity Provider shall pay or cause to be paid all Impositions required to be paid under or pursuant to Section 11.2(a) directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

               (ii) In the case of Impositions for which no contest is conducted pursuant to Section 11.2(f) and which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand. In the case of Impositions for which a contest is conducted pursuant to Section 11.2(f), the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 11.2(f).

               (iii) At the Indemnity Provider's request, the amount of any indemnification payment by the Indemnity Provider pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Indemnity Provider and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Indemnity Provider unless such verification shall result in an adjustment in the Indemnity Provider's favor of fifteen percent (15%) or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

          (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Property and any other tax returns required for the Owner Trustee respecting the transactions described in the Operative Agreements. The Indemnity Provider shall undertake reasonable diligence to determine if any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of subsection
     (a) and, with respect to such other reports or tax returns of which the Indemnity Provider has knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of subsection (a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of subsection (a). Such Indemnified Person shall, upon the Indemnity Provider's request and at the Indemnity Provider's expense, provide any data maintained by such Indemnified Person with respect to each Property which the Indemnity Provider may reasonably require to prepare any required tax returns or reports.

          (e) As between the Indemnity Provider on one hand, and each Financing Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Financing Party (without duplication of any indemnification required by subsection
     (a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in
                                                ------------
     respect of the interest payable on the Notes, Holder Yield payable on the Certificates or with respect to any other payments under the

     Operative Agreement (all such payments being referred to herein as "Exempt
                                                                         ------
     Payments" to be made without deduction, withholding or set off) (and, if
     --------
     any Financing Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Financing Party); provided, however, that the obligation of the
                            --------  -------
     Indemnity Provider under this Section 11.2(e) shall not apply to:

               (i) Withholdings on any Exempt Payment to any Financing Party which is a non-U.S. Person unless such Financing Party is, on the date hereof (or on the date it becomes a Financing Party hereunder) and on the date of any change in the principal place of business or the lending office of such Financing Party, entitled to submit a Form W-8BEN or Form W-8ECI (relating to such Financing Party and entitling it to a complete exemption from Withholding on such Exempt Payment) or is otherwise subject to exemption from Withholding with respect to such Exempt Payment (except where the failure of the exemption results from a change in the principal place of business of the Lessee; provided, if a failure of exemption for any Financing Party results
          --------
          from a change in the principal place of business or lending office of any other Financing Party, then such other Financing Party shall be liable for any Withholding or indemnity with respect thereto), or

               (ii) Any U.S. Taxes imposed solely by reason of the failure by a non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

     For the purposes of this Section 11.2(e), (A) "U.S. Person" shall mean a
                                                    -----------
     citizen, national or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. Taxes" shall mean any present or future
                                    ----------
     tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "Form W-8BEN" shall mean Form W-8BEN (Certificate of Foreign Status of
      -----------
     Beneficial Owner for United States Tax Withholdings) of the Department of the Treasury of the United States of America and (D) "Form W-8ECI" shall
                                                           -----------
     mean Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates). Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

          If a Financing Party or an Affiliate with whom such Financing Party files a consolidated tax return (or equivalent) subsequently receives the benefit in any country of a tax credit or an allowance resulting from U.S. Taxes with respect to which it has received a payment of an additional amount under this Section 11.2(e), such Financing Party will pay to the Indemnity Provider such part of that benefit as in the reasonable opinion of such Financing Party will leave it (after such payment) in a position no more and no less favorable than it would have been in if no additional payment had been required to be paid, provided, always that (i) such
                                           --------
     Financing Party will be the sole judge of the amount of any such benefit and of the date on which it is received, (ii) such Financing Party will have the absolute discretion as to the order and manner in which it employs or claims tax credits and allowances available to it and (iii) such Financing Party will not be obliged to disclose to the Borrower any information regarding its tax affairs or tax computations.

          Each non-U.S. Person that shall become a Financing Party after the date hereof shall, upon the effectiveness of the related transfer or otherwise upon becoming a Financing Party hereunder, be required to provide all of the forms and statements referenced above or other evidences of exemption from Withholdings.

          (f) If a written Claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including without limitation a written notice of such proceeding), for any Impositions, the provisions in Section 11.1 relating to notification and rights to contest shall apply; provided, however, that the Indemnity
                                    --------  -------
     Provider shall have the right to conduct and control such contest only if such contest involves a Tax other than a Tax on net income of the Indemnified Person and can be pursued independently from any other proceeding involving a Tax liability of such Indemnified Person.

     11.3. Increased Costs, Illegality, etc.
           --------------------------------

          (a) If, due to either (i) the introduction of, or any change in or in the interpretation of, any law or regulation or (ii) the compliance with any guideline or request hereafter adopted, promulgated or made by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Financing Party of agreeing to make or making, funding or maintaining Advances, then the Lessee shall from time to time, promptly after demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and 3.9 of the Trust Agreement, as the case may be), pay to the Agent for the account of such Financing Party additional amounts sufficient to compensate such Financing Party for such increased cost. A certificate setting forth in reasonable detail the amount of such increased cost and the basis therefor, submitted to the Lessee and the Agent by such Financing Party, shall be presumptively correct for all purposes, absent manifest error.

          (b) If any Financing Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law, which in the case of all of the foregoing in this sentence is promulgated or made after the date hereof) affects or would affect the amount of capital required or expected to be maintained by such Financing Party or any corporation controlling such Financing Party and that the amount of such capital is increased by or based upon the existence of such Financing Party's commitment to make Advances or upon the Advances, then, promptly after demand by such Financing Party (with a copy of such demand to the Agent but subject to the terms of Section 2.11 of the Credit Agreement and
     3.9 of the Trust Agreement), the Lessee shall pay to the Agent for the account of such Financing Party, from time to time as specified by such Financing Party, additional amounts sufficient to compensate such Financing Party or such corporation in the light of such circumstances, to the extent that such Financing Party reasonably determines such increase in capital to be allocable to the existence of such Financing Party's commitment to make such Advances. A certificate setting forth in reasonable detail such amounts and the basis therefor submitted to the Lessee and the Agent by such Financing Party shall be presumptively correct for all purposes, absent manifest error.

          (c) Without limiting the effect of the foregoing, the Lessee shall pay to each Financing Party on the last day of the Interest Period therefor so long as such Financing Party is maintaining reserves against "Eurocurrency liabilities" under Regulation D an additional amount (determined by such Financing Party and notified to the Lessee through the Agent) equal to the product of the following for each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for each day during such Interest Period:

               (i) the principal amount of such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, outstanding on such day; and

               (ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, for such Interest Period as provided in the Credit Agreement or the Trust Agreement, as the case may be (less the Applicable Margin), and the denominator of which is one (1) minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Financing Party on such day minus (y) such numerator; and

               (iii) 1/360.

          (d) Without affecting its rights under Sections 11.3(a), 11.3(b) or 11.3(c) or any other provision of any Operative Agreement, each Financing Party agrees that if there is any increase in any cost to or reduction in any amount receivable by such Financing Party with respect to which the Lessee would be obligated to compensate such Financing Party pursuant to Sections 11.3(a) or 11.3(b), such Financing Party shall use reasonable efforts to select an alternative office for Advances which would not result in any such increase in any cost to or reduction in any amount receivable by such Financing Party; provided, however, that no Financing Party shall
                              --------  -------
     be obligated to select an alternative office for Advances if such Financing Party determines that (i) as a result of such selection such Financing Party would be in violation of any applicable law, regulation, treaty, or guideline, or would incur additional costs or expenses or (ii) such selection would be inadvisable for regulatory reasons or materially inconsistent with the interests of such Financing Party.

          (e) With reference to the obligations of the Lessee set forth in Sections 11.3(a) through 11.3(d), the Lessee shall not have any obligation to pay to any Financing Party amounts owing under such Sections for any period which is more than one (1) year prior to the date upon which the request for payment therefor is delivered to the Lessee.

          (f) Notwithstanding any other provision of this Agreement, if any Financing Party shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Financing Party to perform its obligations hereunder to make or maintain Eurodollar Loans or Eurodollar Holder Advances, as the case may be, then (i) each Eurodollar Loan or Eurodollar Holder Advance, as the case may be, will automatically, at the earlier of the end of the Interest Period for such Eurodollar Loan or Eurodollar Holder Advance, as the case may be, or the date required by law, convert into an ABR Loan or an ABR Holder Advance, as the case may be, and (iii) the obligation of the Financing Parties to make, convert or continue Eurodollar Loans or Eurodollar Holder Advances, as the case may be, shall be suspended until the Agent shall notify the Lessee that such Financing Party has determined that the circumstances causing such suspension no longer exist.

     11.4. Funding/Contribution Indemnity.
           ------------------------------

     Subject to the provisions of Section 2.11(a) of the Credit Agreement and 3.9(a) of the Trust Agreement, as the case may be, the Lessee agrees to indemnify each Financing Party and to hold each Financing Party harmless from any loss or reasonable expense which such Financing Party may sustain or incur as a consequence of (a) any default not attributable to such Financing Party in connection with the drawing of funds for any Advance, (b) any default in making any prepayment after a notice thereof has been given in accordance with the provisions of the Operative Agreements or (c) the making of a voluntary or involuntary prepayment of Eurodollar Loans or Eurodollar Holder Advances, as the case may be, on a day which is not the last day of an Interest Period with respect thereto. Such indemnification shall be in an amount equal to the excess, if any, of (x) the amount of interest or Holder Yield, as the case may be, which would have accrued on the amount so prepaid, or not so borrowed, accepted, converted or continued for the period from the date of such prepayment or of such failure to borrow, accept, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, accept, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable Eurodollar Rate plus the Applicable Margin for such Loan or Holder Advance, as the case may be, for such Interest Period over (y) the amount of interest (as determined by such Financing Party in its reasonable judgment) which would have accrued to such Financing Party on such amount by (i) (in the case of the Lenders) reemploying such funds in loans of the same type and amount during the period from the date of prepayment or failure to borrow to the last day of the then applicable Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) and (ii) (in the case of the Holders) placing such amount on deposit for a comparable period with leading banks in the relevant interest rate market. This covenant shall survive the termination of the Operative Agreements and the payment of all other amounts payable hereunder.

     11.5 EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY,
          ------------------------------------------------------------------
          ETC.
          ---

     WITHOUT LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE OPERATIVE AGREEMENTS, EACH PERSON PROVIDING INDEMNIFICATION OF ANOTHER PERSON UNDER ANY OPERATIVE AGREEMENT HEREBY FURTHER EXPRESSLY RELEASES EACH BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY OPERATIVE AGREEMENT, CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEY'S FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.

     11.6 Indemnity Prior to Completion Date / Construction Period Termination
          --------------------------------------------------------------------
          Date.
          -----

     Notwithstanding the provisions of Sections 11.1, 11.2, 11.3, 11.4 and 11.5, the Owner Trustee shall be the only beneficiary of the provisions set forth in Sections 11.1, 11.2, 11.3, 11.4 and 11.5 with respect to any Claim arising thereunder for the period prior to the earlier to occur of the applicable Completion Date and the Construction Period Termination Date related to the applicable Property. Notwithstanding the foregoing, to the extent that the Owner Trustee becomes obligated to any Indemnified Person pursuant to the next succeeding paragraph of Section 11.6, the Owner Trustee shall be entitled to further indemnity from the Indemnity Provider under Sections 11.1, 11.2, 11.3,
11.4 and 11.5, as applicable, with respect to all amounts owing or paid by it under this Section 11.6.

     To the extent the Indemnity Provider is not obligated to indemnify any Indemnified Person with respect to Claims arising under Sections 11.1, 11.2, 11.3, 11.4 or 11.5, prior to the earlier to occur of the applicable Completion Date or Construction Period Termination Date, the Owner Trustee shall provide such indemnities in favor of such Indemnified Person in accordance with the relevant provisions of Sections 11.1, 11.2, 11.3, 11.4 or 11.5 as the case may be. It is acknowledged and agreed that any amount for which the Owner Trustee becomes obligated to any Indemnified Person pursuant hereto shall become a Claim for which the Owner Trustee is entitled to indemnity from the Indemnity Provider.

     THE INDEMNITY OBLIGATIONS UNDERTAKEN BY THE OWNER TRUSTEE PURSUANT TO THIS
SECTION 11.6 ARE IN ALL RESPECTS SUBJECT TO THE LIMITATIONS ON LIABILITY REFERENCED IN SECTION 12.9.

                           SECTION 12. MISCELLANEOUS.

     12.1. Survival of Agreements.
           -----------------------

     The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of any Property to the Owner Trustee, the acquisition of any Property (or any of its components), any disposition of any interest of the Owner Trustee in any Property or any interest of the Holders in the Trust Estate, the payment of the Notes and any disposition of the Notes and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

     12.2. Notices.
           --------

     All notices required or permitted to be given under or otherwise given in connection with any Operative Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party changes its address by giving notice to the other party as provided herein, notices shall be delivered to the parties at the following addresses:

          If to the Construction Agent or the Lessee, to such entity at the following address:

                AOR Synthetic Real Estate, Inc.
                c/o US Oncology, Inc.
                16825 Northchase Drive
                Suite 1300
                Houston, Texas  77060
                Attention:      Bruce D. Broussard,
                                Chief Financial Officer
                Telephone:      (832) 601-6103
                Telecopy:       (281) 873-7762

          If to the Guarantor, to such entity at the following address:

                US Oncology, Inc.
                16825 Northchase Drive
                Suite 1300
                Houston, Texas  77060
                Attention:      Bruce D. Broussard,
                                Chief Financial Officer
                Telephone:      (832) 601-6103
                Telecopy:       (281) 873-7762

          If to any Tranche A Guarantor, to such entity c/o US Oncology at the following address:

                [Name of applicable Tranche A Guarantor]
                c/o US Oncology, Inc.
                16825 Northchase Drive
                Suite 1300
                Houston, Texas  77060
                Attention:      Bruce D. Broussard,
                                Chief Financial Officer
                Telephone:      (832) 601-6103
                Telecopy:       (281) 873-7762

     with a copy to:

                Andrews & Kurth, Mayor, Day, Caldwell & Keeton, L.L.P. 700 Louisiana, Suite 1900
                Houston, Texas  77002
                Attention:      Gail Merel
                Telephone:      (713) 225-7099
                Telecopy:       (713) 225-7047

          If to the Owner Trustee, to it at the following address:

                Wells Fargo Bank Northwest, National Association
                79 South Main Street
                Salt Lake City, Utah 84111
                Attention:    Val T. Orton,
                              Vice President
                Telephone:    (801) 246-5300
                Telecopy:     (801) 246-5053

          If to the Holders, to each such Holder at the address set forth for such Holder on Schedule I of the Trust Agreement.
                    ----------

          If to the Agent, to it at the following address:

                First Union National Bank
                c/o Wachovia Securities, Inc.
                TW17
                301 South College Street
                Charlotte, North Carolina  28288-0174
                Attention:    Gabrielle Altschuler
                Telephone:    (704) 383-1967
                Telecopy:     (704) 383-8108

          If to any Lender, to it at the address set forth for such Lender in
     Schedule 1.1 of the Credit Agreement.

          From time to time any party may designate additional parties and/or another address for notice purposes by notice to each of the other parties hereto. Each notice hereunder shall be effective upon receipt or refusal thereof.

     12.3. Counterparts.
           -------------

     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one (1) and the same instrument.

     12.4. Terminations, Amendments, Waivers, Etc.; Unanimous Vote Matters.
           ---------------------------------------------------------------

     Each Operative Agreement may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement and Section
28.1 of the Lease regarding the amendment, modification or waiver of certain Incorporated Covenants (and related Additional Incorporated Terms), the Majority Secured Parties and each Credit Party (to the extent such Credit Party is a party to such Operative Agreement); provided, to the extent no Default or Event
                                    --------
of Default shall have occurred and be continuing, the Majority Secured Parties shall not amend, supplement, waive or modify any provision of any Operative Agreement in such a manner as to adversely affect the rights of any Credit Party without the prior written consent (to be determined in good faith with such determination not to be unreasonably delayed) of such Credit Party. In addition,
(a) the Unanimous Vote Matters shall require the consent of each Lender and each Holder affected by such matter and (b) any provision of any Operative Agreement incorporated by reference or otherwise referenced in a second Operative Agreement shall remain, respecting such second Operative Agreement, in its original form without regard to any such termination, amendment, supplement, waiver or modification in the first Operative Agreement except if such termination, amendment, supplement, waiver or modification has been agreed to by an instrument in writing signed by, subject to Article VIII of the Trust Agreement regarding termination of the Trust Agreement, the Majority Secured Parties and each Credit Party (to the extent such Credit Party is a party to such Operative Agreement).

     Notwithstanding the foregoing, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) reduce the amount of any Note or any Certificate,
------------------------
extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any date of payment of any Note or Certificate, reduce the stated rate of interest payable on any Note or reduce the stated Holder Yield payable on any Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), modify the priority of any Lien in favor of the Agent under any Security Document, subordinate any obligation owed to any Lender or Holder, reduce any Lender Facility Fees or any Holder Facility Fees payable under the Participation Agreement, extend the scheduled date of payment of any Lender Facility Fees or any Holder Facility Fees or increase the amount or extend the expiration date of any Lender's Commitment or the Holder Commitment of any Holder, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.4 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release the Lessee or US Oncology from their respective obligations under any Operative Agreement, release all or substantially all of the Tranche A Guarantors from their obligations under Section 8B of the Credit Agreement or consent to the assignment or transfer by any Credit Party (except with respect to the rights of Lessee under Section 25.2 of the Lease) of its rights or obligations under the Operative Agreements, or (iii) terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement. Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements prior to the event or condition so waived, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     If at any time any Lender shall fail to fulfill its obligations to maintain any Loan (any such Lender, a "Defaulting Lender") then, for so long as such
                              -----------------
failure shall continue, the Defaulting Lender shall (unless the Lessee and the Majority Lenders, determined as if the Defaulting Lender were not a "Lender", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Loans, shall not be treated as a "Lender" when performing the computation of Majority Lenders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided, that any action taken
                                              --------
pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Lender unless it otherwise consents.

     If at any time any Holder shall fail to fulfill its obligations to maintain any Holder Advance (any such Holder, a "Defaulting Holder") then, for so long as
                                        -----------------
such failure shall continue, the Defaulting Holder shall (unless the Lessee and the Majority Holders, determined as if the Defaulting Holder were not a "Holder", shall otherwise consent in writing) be deemed for all purposes relating to terminations, amendments, supplements, waivers or modifications under the Operative Agreements to have no Holder Advances, shall not be treated as a "Holder" when performing the computation of Majority Holders or Majority Secured Parties, and shall have no rights under this Section 12.4; provided,
                                                                   --------
that any action taken pursuant to the second paragraph of this Section 12.4 shall not be effective as against the Defaulting Holder unless it otherwise consents.

     12.5. Headings, etc.
           --------------

     The Table of Contents and headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     12.6. Parties in Interest.
           --------------------

     Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

     12.7. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL;
           ----------------------------------------------------------------
           VENUE; ARBITRATION.
           -------------------

          (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Agreement or any other Operative Agreement may be brought in the courts of the State of North Carolina in Mecklenburg County or of the United States for the Western District of the State of North Carolina, and, by execution and delivery of this Agreement, each of the parties to this Agreement hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the parties to this Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 12.2, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of any party to serve process in any other manner permitted by Law or to commence legal proceedings or to otherwise proceed against any party in any other jurisdiction.

          (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER OPERATIVE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          (c) To the fullest extent allowed by applicable law, each of the parties to this Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Operative Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (d) Notwithstanding the provisions of Section 12.7(a) or of any other Operative Agreement to the contrary, upon demand of any party hereto, whether made before or after institution of any judicial proceeding (subject to the following limitation), any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Operative Agreement ("Disputes") between or among parties to this Agreement
                           --------
     and/or any other Operative Agreement, or any of them, shall be resolved by binding arbitration as provided herein; provided, however, that no party
                                             --------  -------
     may demand
     arbitration in any judicial proceeding to which it is a party more than ninety (90) days from the later of (i) its commencement of such proceeding or (ii) the date it is served with a complaint, counterclaim or third-party claim in such proceeding. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from this Agreement and/or any other Operative Agreement executed in the future, or claims arising out of or connected with the transactions contemplated by this Agreement and/or any other Operative Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration
                             -----------------
     Association (the "AAA"), as in effect from time to time, and Title 9 of the
                       ---
     U.S. Code, as amended. All arbitration hearings shall be conducted in the city in which the principal office of either the Agent or the Borrower is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. All arbitrations commenced with respect to any of the Operative Agreements shall be consolidated for hearing before the same panel of arbitrators as prescribed herein. Any attorney-client privilege or other protection against disclosure of confidential information, including without limitation any protection afforded the work product of any attorney, that would otherwise be claimed by any party shall be available to and may be claimed by any such party in any arbitration proceeding. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this arbitration provision does not apply to Disputes under or related to Interest Rate Protection Agreements. An arbitration arising from an Interest Rate Protection Agreement shall not be consolidated with any other arbitration hereunder without the consent of all parties to the arbitrations that are proposed to be consolidated.

          Notwithstanding the preceding binding arbitration provisions, the parties hereto agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either alone, in conjunction with or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (a) all rights to foreclose against any Collateral by exercising a power of sale granted pursuant to any of the Operative Agreements or under applicable law other than judicial foreclosure and sale, including a proceeding to confirm the sale; (b) all rights of self-help, including peaceful occupation of real property and collection of rents, setoff, and peaceful possession of personal property; (c) obtaining provisional or ancillary remedies, including injunctive relief, sequestration, garnishment, attachment, appointment of a receiver and filing an involuntary bankruptcy proceeding; and (d) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     12.8. Severability.
           -------------

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12.9. Liability Limited.
           ------------------

          (a) The Lenders, the Agent, the Credit Parties, the Owner Trustee and the Holders each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement and to the extent otherwise provided in Section
     6.1 of this Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

          (b) Anything to the contrary contained in this Agreement, the Credit Agreement, the Notes or in any other Operative Agreement notwithstanding, no officer, director or shareholder (other than any Credit Party) of any party to any Operative Agreement (but excluding all Credit Parties which shall be fully liable for all their obligations under the Operative Agreements) shall be personally liable in any respect for any liability or obligation arising hereunder or in any other Operative Agreement including without limitation the payment of the principal of, or interest on, the Notes, or for monetary damages for the breach of performance of any of the covenants contained in the Credit Agreement, the Notes, this Agreement, the Security Agreement or any of the other Operative Agreements. The Lenders, the Holders and the Agent agree that, in the event any remedies under any Operative Agreement are pursued, neither the Lenders, the Holders nor the Agent shall have any recourse against any officer, director or shareholder (other than any Credit Party) of any party to any Operative Agreement (but excluding all Credit Parties which shall be fully liable for all their obligations under the Operative Agreements), for any deficiency, loss or Claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Trust Estate (excluding Excepted Payments) and the Credit Parties (with respect to the Credit Parties' obligations under the Operative Agreements); but nothing contained herein shall be taken to prevent recourse against or the enforcement of remedies against the Trust Estate (excluding Excepted Payments) in respect of any and all liabilities, obligations and undertakings contained herein and/or in any other Operative Agreement. Notwithstanding the provisions of this Section, nothing in any Operative Agreement shall: (i) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes and/or the Certificates arising under any Operative Agreement or secured by any Operative Agreement, but the same shall continue until paid or discharged; (ii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the damages arising by reason
     of): active waste knowingly committed by any Exculpated Person with respect to any Property, any fraud, gross negligence or willful misconduct on the part of any Exculpated Person; (iii) relieve any Exculpated Person from liability and responsibility for (but only to the extent of the moneys misappropriated, misapplied or not turned over) (A) except for Excepted Payments, misappropriation or misapplication by the Lessor (i.e., application in a manner contrary to any of the Operative Agreements) of any insurance proceeds or condemnation award paid or delivered to the Lessor by any Person other than the Agent, or (B) except for Excepted Payments, any rent or other income received by the Lessor from any Credit Party that is not turned over to the Agent; or (iv) affect or in any way limit the Agent's rights and remedies under any Operative Agreement with respect to the Rents and rights and powers of the Agent under the Operative Agreements or to obtain a judgment against the Lessee's interest in the Properties or the Agent's rights and powers to obtain a judgment against the Lessor or any Credit Party (provided, that no deficiency judgment or other money
                       --------
     judgment shall be enforced against any Exculpated Person except to the extent of the Lessor's interest in the Trust Estate (excluding Excepted Payments) or to the extent the Lessor may be liable as otherwise contemplated in clauses (ii) and (iii) of this Section 12.9(b)).

     12.10. Rights of the Lessee.
            --------------------

     If at any time all obligations (i) of the Owner Trustee under and in accordance with the Credit Agreement, the Security Documents and the other Operative Agreements and (ii) of the Credit Parties under the Operative Agreements have in each case been satisfied or discharged in full, then the Credit Parties shall be entitled to (a) terminate the Lease and the guaranty obligations of the Guarantor and the Tranche A Guarantors arising under and in accordance with the Credit Agreement and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to any of the Properties. Upon the termination of the Lease and the guaranty obligations of the Guarantor and the Tranche A Guarantors pursuant to the foregoing clause (a), the Lessor shall transfer to the Lessee or its designee all of its right, title and interest free and clear of the Lien of the Lease, the Lien of the Security Documents and all Lessor Liens in and to any Properties then subject to the Lease and any amounts or proceeds referred to in the foregoing clause (b) shall be paid over to the Lessee.

     12.11. Further Assurances.
            ------------------

     The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Mortgage Instruments and other filings or registrations which the parties hereto may from time to time reasonably request to be filed or effected). The Lessee, at its own expense, shall take such action (including without limitation any action specified in the preceding sentence), as the Owner Trustee shall so request in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

     12.12. Calculations under Operative Agreements.
            ---------------------------------------

     The parties hereto agree that all calculations and numerical determinations to be made under the Operative Agreements by the Owner Trustee shall be made by the Agent and that such calculations and determinations shall be presumptively correct on the parties hereto in the absence of manifest error.

     12.13. Confidentiality.
            ----------------

     Each of the Agent, the Lessor, each Lender and each Holder agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public confidential information provided in connection with this Agreement or any other Operative Agreement and agrees and undertakes that it shall not use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement. The Agent, the Lessor, any Lender or any Holder may disclose such information (a) at the request of any bank regulatory authority or in connection with an examination of the Agent, the Lessor, such Lender or such Holder by any such authority, (b) pursuant to subpoena or other court process, (c) when required to do so in accordance with the provisions of any applicable law or regulation, (d) at the express direction of any agency of any State of the United States of America or of any other jurisdiction in which the Agent, the Lessor, such Lender or such Holder conducts its business, (e) to the Agent's, the Lessor's, such Lender's or such Holder's independent auditors and other professional advisors that have a reasonable need or basis for access thereto and (f) in connection with any proceeding to enforce its rights hereunder or under any other Operative Agreement or any other litigation or proceeding related hereto; provided,
                                                                --------
however, the Agent, the Lessor, such Lender or such Holder shall instruct such
-------
independent auditors or other professional advisors to keep such information confidential in accordance with the terms of this Section 12.13; provided,
                                                                 --------
further, that in the event of any disclosure of non-public information pursuant
-------
to any of clauses (b), (c), (d), and (f) of this Section 12.13, the Agent, the Lessor, such Lender or such Holder shall make a good faith attempt, to the extent practicable, to notify US Oncology of any such disclosure of non-public information at least three (3) Business Days prior to disclosing such information, and in any event shall notify US Oncology of such disclosure as soon as practicable.

     12.14. Financial Reporting/Tax Characterization.
            -----------------------------------------

     Lessee agrees to obtain advice from its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Operative Agreements. Lessee further agrees that Lessee shall not rely upon any statement of any Financing Party or any of their respective Affiliates and/or Subsidiaries regarding any such financial reporting treatment and/or tax characterization.

     12.15. Set-off.
            -------

     In addition to any rights now or hereafter granted under applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, each Lender, each Holder and any assignee of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements is hereby authorized by each Credit Party at any time or from time to time, without notice to any Credit Party or to any other Person, any such notice being hereby expressly waived to the extent permitted by applicable law, to set-off and to appropriate and to apply any and all deposits (general or special, time or demand, including without limitation indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by such Lender, such Holder or any such assignee of a Lender or a Holder in accordance with the applicable provisions of the Operative Agreements to or for the credit or the account of any Credit Party against and on account of the obligations then due and payable of such Credit Party under the Operative Agreements irrespective of whether or not (a) the Lenders or the Holders shall have made any demand under any Operative Agreement or (b) the Agent shall have declared any or all of the obligations of any Credit Party under the Operative Agreements to be due and payable.

     12.16 USURY SAVINGS PROVISION.
           -----------------------

     NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT OR ANY OTHER AGREEMENT, INSTRUMENT OR OTHER DOCUMENT, IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. ANY PAYMENTS HEREUNDER OR IN CONNECTION HEREWITH OR UNDER ANY OPERATIVE AGREEMENT CONSTITUTING INTEREST UNDER ANY APPLICABLE LAW FROM TIME TO TIME IN EFFECT MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO (INCLUDING ALL OF THE OPERATIVE AGREEMENTS) ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION OR THE EARLY TERMINATION OF THE LEASE FOR ANY REASON), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS AGREEMENT OR UNDER ANY OPERATIVE AGREEMENT OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW NOR SHALL ANY PROVISION CREATE AN OBLIGATION TO PAY UNEARNED INTEREST IN VIOLATION OF APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER AGREEMENT, INSTRUMENT OR OTHER DOCUMENT, UNEARNED INTEREST WOULD BE PAYABLE OR INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS

UNDER SUCH AGREEMENTS, INSTRUMENTS OR OTHER DOCUMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW AGREEMENT, INSTRUMENT OR OTHER DOCUMENT. IF THE AGENT, ANY LENDER OR ANY OTHER FINANCING PARTY SHALL EVER RECEIVE ANYTHING OF VALUE WHICH CONSTITUTES INTEREST UNDER ANY APPLICABLE LAW FROM TIME TO TIME WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER ANY OPERATIVE AGREEMENT OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO THE BORROWER OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND NEITHER THE AGENT NOR ANY LENDER NOR ANY HOLDER NOR ANY OTHER FINANCING PARTY INTENDS TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO THE AGENT OR ANY LENDER OR ANY HOLDER OR ANY OTHER FINANCING PARTY SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT AND THE OTHER OPERATIVE AGREEMENTS SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

     12.17 Chapter 346 of the Texas Finance Code.
           -------------------------------------

     In the event the laws of the State of Texas are applicable to any of the Operative Agreements or any of the obligations thereunder, to the extent a higher maximum lawful rate of interest would result from the parties hereto agreeing that the provisions of Chapter 346 of the Texas Finance Code (relating to certain revolving credit accounts), as amended, shall not apply to the Operative Agreements or any of the obligations thereunder, the parties hereto so agree that the provisions of such Chapter 346 shall not apply.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                    AOR SYNTHETIC REAL ESTATE, Inc., as the Lessee and as a
                            Tranche A Guarantor

                    AOR REAL ESTATE, INC., as a Tranche A Guarantor
                    US Oncology corporate, inc., as a Tranche A Guarantor RMCC Cancer Center, Inc., as a Tranche A Guarantor
                    AOR Management Company of Oregon, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of Indiana, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of Missouri, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of Arizona, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of South
                            Carolina, Inc., as a Tranche A Guarantor
                    AOR Management Company of Oklahoma, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of
                            Pennsylvania, Inc., as a Tranche A Guarantor
                    AOR Management Company of Virginia, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of North
                            Carolina, Inc., as a Tranche A Guarantor
                    AOR Management Company of New York, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of Florida, Inc.
                            as a Tranche A Guarantor
                    AOR Management Company of Nevada, Inc.
                            as a Tranche A Guarantor
                    AOR Holding Company of Indiana, Inc.,
                            as a Tranche A Guarantor
                    AOR Management Company of Texas, Inc.
                            as a Tranche A Guarantor
                    AORT Holding Company, Inc., as a Tranche A Guarantor AORIP, Inc., as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF ALABAMA, INC., as a
                            Tranche A Guarantor
                    PHYSICIAN RELIANCE NETWORK, INC., as a Tranche A
                            Guarantor
                    US ONCOLOGY RESEARCH, INC., as a Tranche A Guarantor

                           [Signature pages continued]

                    TOPS PHARMACY SERVICES, INC., as a Tranche A Guarantor AOR MANAGEMENT COMPANY OF CENTRAL FLORIDA,
                            INC., as a Tranche A Guarantor
                    AOR MANAGEMENT COMPANY OF OHIO, INC., as a
                            Tranche A Guarantor
                    GREENVILLE RADIATION CARE, INC., as a Tranche A
                            Guarantor
                    PHYSICIAN RELIANCE HOLDINGS, LLC, as a Tranche A
                            Guarantor
                    PRN PHYSICIAN RELIANCE, LLC, as a Tranche A Guarantor


                    By:
                        --------------------------------------------------------
                    Name:  Bruce D. Broussard
                    Title: Vice President of each of the foregoing Entities


                    AOR of Texas Management Limited Partnership, a Texas limited partnership, as a Tranche A Guarantor


                    By:     AOR Management Company of Texas, Inc.,
                            a Delaware corporation, as general partner


                            By:
                                ------------------------------------------------
                            Name: Bruce D. Broussard
                            Title: Vice President

                    AOR of Indiana Management Partnership,
                    an Indiana general partnership, as a Tranche A Guarantor


                    By: AOR Management Company of INDIANA, Inc., a Delaware corporation, as general partner


                            By:
                                ------------------------------------------------
                            Name: Bruce D. Broussard
                            Title: Vice President


                    By: AOR HOLDING Company of INDIANA, Inc., a Delaware corporation, as general partner


                            By:
                                ------------------------------------------------
                            Name: Bruce D. Broussard
                            Title: Vice President

                           [Signature pages continued]

                    PHYSICIAN RELIANCE, LP, a Texas limited partnership, as a Tranche A Guarantor


                    By: PRN PHYSICIAN RELIANCE, LLC, a Texas limited liability company, as general partner


                            By:
                                ------------------------------------------------
                            Name: Bruce D. Broussard
                            Title: Vice President


                    US ONCOLOGY, INC., as the Guarantor and as a Tranche A Guarantor


                    By:
                        ------------------------------------------------
                    Name:  Bruce D. Broussard
                    Title:   Chief Financial Officer

                           [Signature pages continued]

                    PHYSICIAN RELIANCE, LP, a Texas limited partnership, as a Tranche A Guarantor


                    BY: PRN PHYSICIAN RELIANCE, LLC, a Texas limited liability company, as general partner


                            By:
                                ------------------------------------------------
                            Name: Bruce D. Broussard
                            Title: Vice President


                    US ONCOLOGY, INC., as the Guarantor and as a Tranche A Guarantor


                    By:
                        ------------------------------------------------
                    Name:  Bruce D. Broussard
                    Title:   Chief Financial Officer

                    WELLS FARGO BANK NORTHWEST, NATIONAL
                    ASSOCIATION, not individually, but solely as Owner Trustee under the AOR Trust 1997-1


                    By:
                        --------------------------------------------------------
                    Name:
                          ------------------------------------------------------
                    Title:
                           -----------------------------------------------------

                           [Signature pages continued]

                    FIRST UNION NATIONAL BANK, as Agent, as a Lender, and as a Holder


                    By:
                        --------------------------------------------------------
                    Name:
                          ------------------------------------------------------
                    Title:
                           -----------------------------------------------------

                           [Signature pages continued]

                    UBS AG, STAMFORD BRANCH, as a Lender and as a Holder


                    By:
                        --------------------------------------------------------
                    Name:
                          ------------------------------------------------------
                    Title:
                           -----------------------------------------------------

                           [Signature pages continued]

                    GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as a Holder


                    By:
                        --------------------------------------------------------
                    Name:
                          ------------------------------------------------------
                    Title:
                           -----------------------------------------------------

                           [Signature pages continued]

                    BANKERS TRUST COMPANY,
                    as a Lender and as a Holder


                    By:
                        --------------------------------------------------------
                    Name:
                          ------------------------------------------------------
                    Title:
                           -----------------------------------------------------

                           [Signature pages continued]

                    JPMORGAN CHASE BANK, as a Lender and as a Holder


                    By:
                        --------------------------------------------------------
                    Name:
                          ------------------------------------------------------
                    Title:
                           -----------------------------------------------------

                              [signature pages end]

                                    EXHIBIT A
                                    ---------

                                   [RESERVED]

                                    EXHIBIT B
                                    ---------

                                   [RESERVED]

                                    EXHIBIT C
                                    ---------

                                   [RESERVED]

                                    EXHIBIT D
                                    ---------

                         AOR SYNTHETIC REAL ESTATE, Inc.

                              OFFICER'S CERTIFICATE
           (Pursuant to Section 5.3(z) of the Participation Agreement)

     AOR synthetic REAL ESTATE, Inc., a Delaware corporation (the "Company"),
                                                                   -------
DOES HEREBY CERTIFY as follows:

     1. Each and every representation and warranty of each Credit Party contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

     2. No Default or Event of Default has occurred and is continuing under any Operative Agreement.

     3. Each Operative Agreement to which any Credit Party is a party is in full force and effect with respect to it.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Amended and Restated Participation Agreement dated as of February 1, 2002 among the Company, US Oncology, Inc., the various entities which are parties thereto from time to time, as the other Tranche A Guarantors, Wells Fargo Bank Northwest, National Association, as the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending institutions which are parties
 -------
thereto from time to time, as lenders (the "Lenders") and First Union National
                                            -------
Bank, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").
 -----

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly
executed and delivered as of this       day of           , 2002.
                                  -----        ----------

                            AOR SYNTHETIC REAL ESTATE, Inc.


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                                    EXHIBIT E
                                    ---------

                             [NAME OF CREDIT PARTY]

                              OFFICER'S CERTIFICATE
                              ---------------------
          (Pursuant to Section 5.3(aa) of the Participation Agreement)

     [NAME OF CREDIT PARTY], a                corporation (the "Company"), DOES
                               --------------
HEREBY CERTIFY as follows:

     1.   Attached hereto as Schedule 1 is a true, correct and complete copy of
                             ----------
          the resolutions of the Board of Directors of the Company duly adopted by the Board of Directors of the Company. Such resolutions have not been amended, modified or rescinded since their date of adoption and remain in full force and effect as of the date hereof.

     2.   Attached hereto as Schedule 2 is a true, correct and complete copy of
                             ----------
          the Articles of Incorporation of the Company on file in the Office of
          the Secretary of State of           , as amended to date, and are in
                                    ----------
          full force and effect as of the date hereof.

     3.   Attached hereto as Schedule 3 is a true, correct and complete copy of
                             ----------
          the Bylaws of the Company as amended to date, which are in full force and effect as of the date hereof.

     4. The persons named below now hold the offices set forth opposite their names, and the signatures opposite their names and titles are their true and correct signatures.

       Name                    Office                     Signature
       ----                    ------                     ---------

-------------------    -----------------------    -------------------------

-------------------    -----------------------    -------------------------

IN WITNESS WHEREOF, the Company has caused this Officer's Certificate to be duly
executed and delivered as of the     day of             , 2002.
                                 ---        ------------

                            [NAME OF CREDIT PARTY]

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

[For non-corporate entities, to be modified in an appropriate manner, reasonably satisfactory to the Agent.]

                                   Schedule 1
                                   ----------

                                BOARD RESOLUTIONS

                                   Schedule 2
                                   ----------

                            ARTICLES OF INCORPORATION

                                   Schedule 3
                                   ----------

                                     BYLAWS

                                    EXHIBIT F
                                    ---------

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

                              OFFICER'S CERTIFICATE
          (Pursuant to Section 5.3(bb) of the Participation Agreement)

     WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not individually (except with respect to paragraph 1 below, to the extent any such representations and warranties are made in its individual capacity) but solely as the owner trustee under the AOR Trust 1997-1 (the "Owner
                                                                           -----
Trustee"), DOES HEREBY CERTIFY as follows:
-------

     1. Each and every representation and warranty of the Owner Trustee contained in the Operative Agreements to which it is a party is true and correct on and as of the date hereof.

     2. Each Operative Agreement to which the Owner Trustee is a party is in full force and effect with respect to it.

     3. The Owner Trustee has duly performed and complied with all covenants, agreements and conditions contained in the Participation Agreement (hereinafter defined) or in any Operative Agreement required to be performed or complied with by it on or prior to the date hereof.

Capitalized terms used in this Officer's Certificate and not otherwise defined herein have the respective meanings ascribed thereto in the Amended and Restated Participation Agreement dated as of February 1, 2002 among AOR Synthetic Real Estate, Inc., US Oncology, Inc., the various entities which are parties thereto from time to time, as the other Tranche A Guarantors, the Owner Trustee, the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), the various banks and other lending
                          -------
institutions which are parties thereto from time to time, as lenders (the "Lenders") and First Union National Bank, as the agent for the Lenders and
 -------
respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").
                                       -----

IN WITNESS WHEREOF, the Owner Trustee has caused this Officer's Certificate to
be duly executed and delivered as of this       day of            , 2002.
                                          -----        -----------

                            WELLS FARGO BANK NORTHWEST,
                            NATIONAL ASSOCIATION, not individually,
                            except as expressly stated herein, but solely as the Owner Trustee under the AOR Trust 1997-1

                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                                    EXHIBIT G
                                    ---------

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION

                              OFFICER'S CERTIFICATE
                              ---------------------
          (Pursuant to Section 5.3(cc) of the Participation Agreement)

                       CERTIFICATE OF ASSISTANT SECRETARY

     I,                       , duly elected and qualified Assistant Secretary
        ----------------------
of the Board of Directors of Wells Fargo Bank Northwest, National Association (the "Association"), hereby certify as follows:

     1. The Association is a National Banking Association duly organized, validly existing and in good standing under the laws of the United States. With respect thereto the following is noted:

     A. Pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., the Comptroller of the Currency charters and exercises regulatory and supervisory authority over all National Banking Associations;

     B. On December 9, 1881, the First National Bank of Ogden, Utah was chartered as a National Banking Association under the laws of the United States and under Charter No. 2597;

     C. On October 2, 1922, in connection with a consolidation of The First National Bank of Ogden, Ogden, Utah, and The Utah National Bank of Ogden, Ogden, Utah, the title was changed to "The First & Utah National Bank of Ogden"; on January 18, 1923, The First & Utah National Bank of Ogden changed its title to "First Utah National Bank of Ogden"; on January 19, 1926, the title was changed to "First National Bank of Ogden"; on February 24, 1934, the title was changed to "First Security Bank of Utah, National Association"; on June 21, 1996, the title was changed to "First Security Bank, National Association";

     D. On April 21, 2001, in connection with the acquisition by Wells Fargo & Company of First Security Corporation, the name of the Association was changed to "Wells Fargo Bank Northwest, National Association"; and

     E. Wells Fargo Bank Northwest, National Association, Ogden, Utah, continues to hold a valid certificate to do business as a national banking association.

     2. The Association's Articles of Association, as amended, are in full force and effect, and a true, correct and complete copy is attached hereto as Exhibit A and incorporated herein by reference. Said Articles were last amended effective April 21, 2001, as required by law on notice at a duly called special meeting of the shareholders of the Association.

     3. The Association's By-Laws, as amended, are in full force and effect; and a true, correct and complete copy is attached hereto as Exhibit B and incorporated herein by reference. Said By-Laws, still in full force and effect, were adopted September 17, 1942, by resolution, after proper notice of consideration and adoption of By-Laws was given to each and every shareholder, at a regularly called meeting of the Board of Directors with a quorum present.

     4. Pursuant to the authority vested in it by an Act of Congress approved December 23, 1913 and known as the Federal Reserve Act, as amended, the Federal Reserve Board (now the Board of Governors of the Federal Reserve System) has granted to the Association now known as "First Security Bank, National Association" of Ogden, Utah, the right to act, when not in contravention of State or local law, as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with National Banks are permitted to act under the laws of the State of Utah; and under the provisions of applicable law, the authority so granted remains in full force and effect.

     5. Pursuant to authority vested by Act of Congress (12 U.S.C. 92a and 12 U.S.C. 481, as amended) the Comptroller of the Currency has issued Regulation 9, as amended, dealing, in part, with the Fiduciary Powers of National Banks, said regulation providing in subparagraph 9.7 (a) (1-2):

     (1) The board of directors is responsible for the proper exercise of fiduciary powers by the Bank. All matters pertinent thereto, including the determination of policies, the investment and disposition of property held in fiduciary capacity, and the direction and review of the actions of all officers, employees, and committees utilized by the Bank in the exercise of its fiduciary powers, are the responsibility of the board. In discharging this responsibility, the board of directors may assign, by action duly entered in the minutes, the administration of such of the Bank's fiduciary powers as it may consider proper to assign to such director(s), officer(s), employee(s) or committee(s) as it may designate.

     (2) No fiduciary account shall be accepted without the prior approval of the board, or of the director(s), officer(s), or committee(s) to whom the board may have designated the performance of that responsibility.

     6. An Account Acceptance and General Signature Resolution to Exercise fiduciary Powers was adopted by the Board of Directors at a meeting held April 23, 2001 at which time a quorum was present; said resolution is still in full force and effect and has not been rescinded. Said resolution is attached hereto as Exhibit C and incorporated herein by reference.

     7. Attached hereto as Exhibit D and incorporated herein by reference, is a listing of facsimile signatures of persons authorized (herein "Authorized Signatory or Signatories") on behalf of the Association and its Trust Group to act in exercise of its fiduciary powers.

     8. The principal office of the Wells Fargo Bank Northwest, National Association, Corporate Trust Service is located at 79 South Main Street, Salt Lake City, Utah 84111 and all records relating to fiduciary accounts are available through such principal office.

     9. Each Authorized Signatory (i) is a duly elected or appointed, duly qualified officer or employee of the Association; (ii) holds the office or job title set forth below his or her name on the date hereof; (iii) and the facsimile signature appearing opposite the name of each such officer or employee is a true replica of his or her signature.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the
Association this       day of           , 2002.
                 -----        ----------

(SEAL)


                                   ----------------------------------------
                                   R. James Steenblik
                                   Senior Vice President
                                   Assistant Secretary

                                    Exhibit A
                                    ---------

                             ARTICLES OF ASSOCIATION

                                    Exhibit B
                                    ---------

                                     BY-LAWS

                                    Exhibit C
                                    ---------

                             RESOLUTION RELATING TO
                          EXERCISE OF FIDUCIARY POWERS

                                    Exhibit D
                                    ---------

                       AUTHORIZED SIGNATORY OR SIGNATORIES

                                    EXHIBIT H
                                    ---------

                 [Outside Counsel Opinion for the Owner Trustee]
                       (Pursuant to Section 5.3(dd) of the
                            Participation Agreement)

TO THOSE ON THE ATTACHED DISTRIBUTION LIST

     Re: Second Amended and Restated Trust Agreement dated as of February 1,
2002

Dear Sirs:

     We have acted as special counsel for Wells Fargo Bank Northwest, National Association (formerly known as First Security Bank, National Association), a national banking association, in its individual capacity ("FSB") and in its
                                                           ---
capacity as trustee (the "Owner Trustee") under the Second Amended and Restated
                          -------------
Trust Agreement dated as of February 1, 2002 (the "Trust Agreement") by and
                                                   ---------------
among it and the various banks and other lending institutions which are parties thereto from time to time, as holders (the "Holders"), in connection with the
                                            -------
execution and delivery by the Owner Trustee of the Operative Agreements to which it is a party. Except as otherwise defined herein, the terms used herein shall have the meanings set forth in Appendix A to the Amended and Restated Participation Agreement dated as of February 1, 2002 (the "Participation
                                                           -------------
Agreement") by and among AOR Synthetic Real Estate, Inc. (the "Lessee"), US
---------                                                      ------
Oncology, Inc., the various entities which are parties thereto from time to time, as the other Tranche A Guarantors, Wells Fargo Bank Northwest, National Association, as the Owner Trustee, the Holders, the various banks and other lending institutions which are parties thereto from time to time, as lenders (the "Lenders") and First Union National Bank, as the agent for the Lenders and
      -------
respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent").
                                       -----

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

Based upon the foregoing, we are of the opinion that:

     1. FSB is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and each of FSB and the Owner Trustee has under the laws of the State of Utah and federal banking law the power and authority to enter into and perform its obligations under the Trust Agreement and each other Operative Agreement to which it is a party.

     2. The Owner Trustee is the duly appointed trustee under the Trust
Agreement.

     3. The Trust Agreement has been duly authorized, executed and delivered by one (1) of the officers of FSB and, assuming due authorization, execution and delivery by the Holders, is a legal, valid and binding obligation of the Owner Trustee (and to the extent set forth therein, against FSB), enforceable against the Owner Trustee (and to the extent set forth therein, against FSB) in accordance with its terms, and the Trust Agreement creates under the laws of the State of Utah for the Holders the beneficial interest in the Trust Estate it purports to create and is a valid trust under the laws of the State of Utah.

     4. The Operative Agreements to which it is party have been duly authorized, executed and delivered by FSB, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of FSB, enforceable against FSB in accordance with their respective terms.

     5. The Operative Agreements to which it is party have been duly authorized, executed and delivered by the Owner Trustee, and, assuming due authorization, execution and delivery by the other parties thereto, are legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their respective terms. The Notes and Certificates have been duly issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and the Certificates are entitled to the benefits and security afforded by the Trust Agreement in accordance with its terms and the terms of the Trust Agreement.

     6. The execution and delivery by each of FSB and the Owner Trustee of the Trust Agreement and the Operative Agreements to which it is a party, and compliance by FSB or the Owner Trustee, as the case may be, with all of the provisions thereof do not and will not contravene any Laws applicable to or binding on FSB, or as the Owner Trustee, or contravene the provisions of, or constitute a default under, its charter documents or by-laws or, to our knowledge after due inquiry, any indenture, mortgage contract or other agreement or instrument to which FSB or Owner Trustee is a party or by which it or any of its property may be bound or affected.

     7. The execution and delivery of the Operative Agreements by each of FSB and the Owner Trustee and the performance by each of FSB and the Owner Trustee of their respective obligations thereunder does not require on or prior to the date hereof the consent or approval of, the giving of notice to, the registration or filing with, or the taking of any action in respect of any Governmental Authority or any court.

     8. Assuming that the trust created by the Trust Agreement is treated as a grantor trust for federal income tax purposes within the contemplation of
Section 671 through 678 of the Internal Revenue Code of 1986, there are no fees, taxes, or other charges (except taxes imposed on fees payable to the Owner Trustee) payable to the State of Utah or any political subdivision thereof in connection with the execution, delivery or performance by the Owner Trustee, the Agent, the Lenders, the Lessee or the Holders, as the case may be, of the Operative Agreements or in connection with the acquisition of any Property by the Owner Trustee or in connection with the making by any Holder of its investment in the Trust or its acquisition of the beneficial interest in the Trust Estate or in connection with the issuance and acquisition of the Certificates, or the Notes, and neither the Owner Trustee, the Trust Estate nor the trust created by the Trust Agreement will be subject to any fee, tax or other governmental charge (except taxes on fees payable to the Owner Trustee) under the laws of the State of Utah or any political subdivision thereof on, based on or measured by, directly or indirectly, the gross receipts, net income or value of the Trust Estate by reason of the creation or continued existence of the trust under the terms of the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement.

     9. There is no fee, tax or other governmental charge under the laws of the State of Utah or any political subdivision thereof in existence on the date hereof on, based on or measured by any payments under the Certificates, Notes or the beneficial interest in the Trust Estate, by reason of the creation of the trust under the Trust Agreement pursuant to the laws of the State of Utah or the Owner Trustee's performance of its duties under the Trust Agreement within the State of Utah.

     10. Upon the filing of the financing statement on form UCC-1 in the form attached hereto as Schedule 1 with the Utah Division of Corporation and
                   ----------
Commercial Code, the Agent's security interest in the Trust Estate, for the benefit of the Lenders and the Holders, will be perfected, to the extent that such perfection is governed by Article 9 of the Uniform Commercial Code as in effect in the State of Utah (the "Utah UCC").
                                  --------

     Your attention is directed to the Utah UCC, which provides, in part, that a filed financing statement which does not state a maturity date or which states a maturity date of more than five (5) years is effective only for a period of five
(5) years from the date of filing, unless within six (6) months prior to the expiration of said period a continuation statement is filed in the same office or offices in which the original statement was filed. The continuation statement must be signed by the secured party, identify the original statement by file number and state that the original statement is still effective. Upon the timely filing of a continuation statement, the effectiveness of the original financing statement is continued for five (5) years after the last date to which the original statement was effective. Succeeding continuation statements may be filed in the same manner to continue the effectiveness of the original statement.

The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

     A. We are attorneys admitted to practice in the State of Utah and in rendering the foregoing opinions we have not passed upon, or purported to pass upon, the laws of any jurisdictions other than the State of Utah and the federal banking law governing the banking and trust powers of FSB. In addition, without limiting the foregoing we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act of 1939, as amended, (ii) the Federal Aviation Act of 1958, as amended, (iii) the Federal Communications Act of 1934, as amended, or (iv) state securities or blue sky laws. Insofar as the foregoing opinions relate to the legality, validity, binding effect and enforceability of the documents involved in these transactions, which by their terms are governed by the laws of a state other than Utah, we have assumed that the laws of such state (as to which we express no opinion), are in all material aspects identical to the laws of the State of Utah.

     B. The opinions set forth in paragraphs 3, 4, and 5 above are subject to the qualification that enforceability of the Trust Agreement and the other Operative Agreements to which FSB and the Owner Trustee are parties, in accordance with their respective terms, may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, receivership or similar laws affecting enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     C. As to the documents involved in these transactions, we have assumed that each is a legal, valid and binding obligation of each party thereto, other than FSB or the Owner Trustee, and is enforceable against each such party in accordance with their respective terms.

     D. We have assumed that all signatures, other than those of the Owner Trustee or FSB, on documents and instruments involved in these transactions are genuine, that all documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to us as copies conform with the originals, which facts we have not independently verified.

     E. We do not purport to be experts in respect of, or express any opinion concerning laws, rules or regulations applicable to the particular nature of the equipment or property involved in these transactions.

     F. We have made no investigation of, and we express no opinion concerning, the nature of the title to any part of the equipment or property involved in these transactions or the priority of any mortgage or security interest.

     G. We have assumed that the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

     H. In addition to any other limitation by operation of law upon the scope, meaning, or purpose of this opinion, the opinions expressed herein speak only as of the date hereof. We have no obligation to advise the recipients of this opinion (or any third party) and make no undertaking to amend or supplement such opinions if facts come to our attention or changes in the current law of the jurisdictions mentioned herein occur which could affect such opinions the legal analysis, a legal conclusion or any information confirmation herein.

     I. This opinion is for the sole benefit of the Credit Parties, the Owner Trustee, the Holders, the Lenders, the Agent and their respective successors and assigns in matters directly related to the Participation Agreement or the transaction contemplated thereunder and may not be relied upon by any other person other than such parties and their respective successors and assigns without the express written consent of the undersigned. The opinions expressed in this letter are limited to the matter set forth in this letter, and no other opinions should be inferred beyond the matters expressly stated.

                                                          Very truly yours,

                                                          RAY, QUINNEY & NEBEKER


                                                          M. John Ashton

                                Distribution List
                                -----------------

First Union National Bank, as the Agent, a Holder and a Lender

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Holders

The various banks and other lending institutions which are parties to the Participation Agreement from time to time, as additional Lenders

AOR Synthetic Real Estate, Inc., as the Lessee and as a Tranche A Guarantor

US Oncology, Inc., as the Guarantor and as a Tranche A Guarantor

The various other entities which are parties to the Participation Agreement from time to time, as the other Tranche A Guarantors

Wells Fargo Bank Northwest, National Association, not individually, but solely as the Owner Trustee under the AOR Trust 1997-1

                                    EXHIBIT I
                                    ---------

                                   [RESERVED]

                                    EXHIBIT J
                                    ---------

                                   [RESERVED]

                                    EXHIBIT K
                                    ---------

                               ACCESSION AGREEMENT
            (Pursuant to Section 5.8 of the Participation Agreement)

     THIS TRANCHE A GUARANTOR ACCESSION dated as of               ,     , is
                                                    --------------  ----
delivered by [NAME OF TRANCHE A GUARANTOR] (the "Tranche A Guarantor") pursuant
                                                 -------------------
to Sections 8B.1.-8B.8. of the Credit Agreement referred to hereinbelow.

     Reference is hereby made to the Amended and Restated Credit Agreement dated as of February 1, 2002 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement," capitalized terms defined or referenced therein being used herein as therein defined or referenced) among Wells Fargo Bank Northwest, National Association, not individually, except as expressly stated therein, but solely as the Owner Trustee under the AOR Trust 1997-1, the several lenders from time to time parties thereto, US Oncology, Inc., the several entities which are parties thereto from time to time, as the other Tranche A Guarantors, and First Union National Bank, as Agent.

     The undersigned is a Subsidiary of a Credit Party and is required to guarantee the Tranche A Obligations. The undersigned hereby adopts and makes for itself all of the representations and warranties set forth in Section 6.2 of the Participation Agreement as if such representations and warranties were set forth herein at length.

     The undersigned hereby acknowledges that, upon the execution and delivery of this Tranche A Guarantor Accession, it will become a party to the Credit Agreement (including without limitation with respect to Sections 8B.1 - 8B.8 thereunder) and the Intercreditor Agreement. The undersigned hereby adopts the terms and provisions of the Credit Agreement and the Intercreditor Agreement and agrees to be bound thereby. This Guarantor Accession and its attachments are hereby incorporated into the Credit Agreement and the Intercreditor Agreement and made a part thereof.

                                                          [NAME OF NEW TRANCHE A
                                                          GUARANTOR]


                                                          By:
                                                             -------------------

ATTEST:`                                                  Title:
                                                                ----------------
-------------------------
Secretary/1/

----------
/1/ Or other appropriate officer, in the case of Tranche A Guarantor which is not a corporation.

                                    EXHIBIT L
                                    ---------

                       Description of Material Litigation
           (Pursuant to Section 6.2(d) of the Participation Agreement)

       None, except as disclosed in Part II, Item 1 - "Legal Proceedings"
                      of the Form 10-Q of US Oncology, Inc.
                    for the quarter ended September 30, 2001

                                    EXHIBIT M
                                    ---------

                      States of Incorporation/Formation and
   Principal Place(s) of Business of Each Tranche A Guarantor - Section 6.3(i)

                                                                              Principal Place(s) of
                                                        State of              ---------------------
Tranche A Guarantor                              Incorporation/Formation            Business
-------------------                              -----------------------            --------

AOR SYNTHETIC REAL ESTATE, INC.                         Delaware           Harris County, Texas

AOR REAL ESTATE, INC.                                   Delaware           Harris County, Texas

US ONCOLOGY, INC.                                       Delaware           harris County, Texas

US ONCOLOGY CORPORATE, INC.                             Delaware           Harris County, Texas

RMCC CANCER CENTER, INC.                                Delaware           Denver County, Colorado

AOR MANAGEMENT COMPANY OF                               Delaware           Clackamas County, Oregon
OREGON, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Marion County, Indiana
INDIANA, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Sedgwick County, Kansas
MISSOURI, INC.                                                             Johnson County, Kansas

AOR MANAGEMENT COMPANY OF                               Delaware           Pima County, Arizona
ARIZONA, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Greenville County, South
SOUTH CAROLINA, INC.                                                       Carolina

AOR MANAGEMENT COMPANY OF                               Delaware           Tulsa County, Oklahoma
OKLAHOMA, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Allegheny County, Pennsylvania
PENNSYLVANIA, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Fairfax County, Virginia
VIRGINIA, INC.                                                             Virginia Beach, Virginia

AOR MANAGEMENT COMPANY OF                               Delaware           Wake County, North Carolina
NORTH CAROLINA, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Saratoga County, New York
NEW YORK, INC.

                                                                              Principal Place(s) of
                                                        State of              ---------------------
Tranche A Guarantor                              Incorporation/Formation            Business
-------------------                              -----------------------            --------

AOR MANAGEMENT COMPANY OF                               Delaware           Duval County, Florida
FLORIDA, INC.                                                              Pinellas County, Florida

AOR MANAGEMENT COMPANY OF                               Delaware           Clark County, Nevada
NEVADA, INC.

AOR HOLDING COMPANY OF                                  Delaware           Marion County, Indiana
INDIANA, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Travis County, Texas
TEXAS, INC.                                                                Bexar County, Texas

AORT HOLDING COMPANY, INC.                              Delaware           New Castle County, Delaware

AORIP, INC.                                             Delaware           New Castle County, Delaware

AOR OF TEXAS MANAGEMENT                                   Texas            Travis County, Texas
LIMITED PARTNERSHIP

AOR OF INDIANA MANAGEMENT                                Indiana           Marion County, Indiana
PARTNERSHIP

AOR MANAGEMENT COMPANY OF                               Delaware           Jefferson County, Alabama
ALABAMA, INC.

PHYSICIAN RELIANCE NETWORK, INC.                          Texas            Harris County, Texas

US ONCOLOGY RESEARCH, INC.                                Texas            Harris County, Texas

PHYSICIAN RELIANCE HOLDINGS, LLC                        Delaware           New Castle County, Delaware

PRN PHYSICIAN RELIANCE, LLC                               Texas            Harris County, Texas

PHYSICIAN RELIANCE, LP                                    Texas            Harris County, Texas

TOPS PHARMACY SERVICES, INC.                              Texas            Dallas County, Texas

AOR MANAGEMENT COMPANY OF                               Delaware           Pinellas County, Florida
CENTRAL FLORIDA, INC.

AOR MANAGEMENT COMPANY OF                               Delaware           Montgomery County, Ohio
OHIO, INC.

GREENVILLE RADIATION CARE, INC.                         Delaware           Greenville County, South
                                                                           Carolina

                                    EXHIBIT N
                                    ---------

                       [Form of Compliance Certificate and
                         Covenant Compliance Worksheet]

     THIS CERTIFICATE is given pursuant to Section 8.3(1) of the Amended and Restated Participation Agreement dated as of February 1, 2002 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement"), among AOR Synthetic Real Estate, Inc., the
 -----------------------
undersigned ("US Oncology"), the various entities which are parties thereto from
              -----------
time to time, as the other Tranche A Guarantors, Wells Fargo Bank Northwest, National Association, as Owner Trustee under the AOR Trust 1997-1, the various banks and other lending institutions which are parties thereto from time to time, as Holders, the various banks and other lending institutions which are parties thereto from time to time, as Lenders, and First Union National Bank, as Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Participation Agreement; provided, Additional Incorporated
                                              --------
Terms shall have the meanings given to them in accordance with the Lessee Credit Agreement (in accordance with Section 28.1 of the Lease).

     The undersigned hereby certifies on behalf of US Oncology that:

     1. He is the duly elected [Chief Executive Officer][Vice President of Finance][Chief Financial Officer] of US Oncology.

     2. Enclosed with this Certificate are copies of the financial statements of
US Oncology and its Subsidiaries as of                    , and for the
                                       -------------------
[       -month period][year] then ended, required to be delivered under Section
 -------
28.1 of the Lease. Such financial statements fairly present in all material respects the financial condition of US Oncology and its Subsidiaries on a consolidated basis as of the date indicated and the results of operations of US Oncology and its Subsidiaries on a consolidated basis for the period covered thereby.

     3. The undersigned officer has reviewed the terms of the Operative Agreements and has made, or caused to be made under the supervision of the undersigned officer, a review in reasonable detail of the transactions and condition of US Oncology and its Subsidiaries during the accounting period covered by such financial statements.

     4. The examination described in paragraph (3) above did not disclose the existence or occurrence of any Default or Event of Default (which has not been previously disclosed to the Agent) at the end of the accounting period covered by such financial statements. [, except as set forth below.]

     5. The undersigned officer has no actual knowledge of the existence or occurrence of any Default or Event of Default (which has not been previously disclosed to the Agent) during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate. [, except as set forth below.]

     [Describe here or in separate attachment any exceptions to paragraphs (4) or (5) above by listing, in reasonable detail, the nature of the Default or Event of Default, the period during which it has existed and the action that US Oncology has taken or proposes to take with respect thereto.]

     6. Attached to this Certificate as Attachment A is a Covenant Compliance Worksheet reflecting the computation of the financial covenants set forth in the Lessee Credit Agreement as of the last day of the period covered by the financial statements enclosed herewith.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this
Certificate as of the       day of                ,      .
                      -----        ---------------  -----

                                          US ONCOLOGY, INC.


                                          [signature of CEO, CFO, Vice President
                                           -------------------------------------
                                           of Finance]
                                           ----------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                                  ATTACHMENT A

--------------------------------------------------------------------------------

                                   Appendix A
                         Rules of Usage and Definitions

--------------------------------------------------------------------------------

                                I. Rules of Usage

The following rules of usage shall apply to this Appendix A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

     (a) Except as otherwise expressly provided, any definitions set forth herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

     (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

     (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

     (d) References to any Person shall include such Person, its successors, permitted assigns and permitted transferees.

     (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.

     (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

     (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

     (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to the term "including" or other similar terms to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

     (i) References herein to "attorney's fees", "legal fees", "costs of counsel" or other such references shall be deemed to include the allocated cost of in-house counsel.

     (j) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Operative Agreements and any amendments or exhibits thereto.

     (k) Capitalized terms used in any Operative Agreements which are not defined in this Appendix A but are defined in another Operative Agreement shall have the meaning so ascribed to such term in the applicable Operative Agreement.

     (l) If any obligation under the Operative Agreements is required to be performed on a day that is not a Business Day, such obligation shall be required to be performed on the next succeeding Business Day (unless otherwise provided in the Operative Agreements) so long as there shall be no such postponement beyond the Maturity Date or the Expiration Date.

                                 II. Definitions

     "AAA" shall have the meaning given to such term in Section 12.7(d) of the Participation Agreement.

     "ABR" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Lending Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%). For purposes hereof: "Prime Lending Rate" shall mean the rate which the Agent
                  ------------------
announces from time to time as its prime lending rate as in effect from time to time. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate. The Prime Lending Rate shall change automatically and without notice from time to time as and when the prime lending rate of the Agent changes. "Federal Funds Effective Rate" shall mean, for any period, a
          ----------------------------
fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members or the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Lending Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Lending Rate or the Federal Funds Effective Rate, respectively.

                                  Appendix A-2

     "ABR Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the ABR.

     "ABR Loans" shall mean Loans the rate of interest applicable to which is based upon the ABR.

     "Acceleration" shall have the meaning given to such term in Section 6 of the Credit Agreement.

     "Accession Agreement" shall mean each Accession Agreement executed from time to time by Tranche A Guarantors pursuant to Section 5.8 of the Participation Agreement, in the form attached to the Participation Agreement as Exhibit K.
---------

     "Accounts" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Additional Incorporated Terms" shall have the meaning given to such term in Section 28.1 of the Lease.

     "Advance" shall mean the Loans made by the Lenders and/or the Holder Advances made by the Holders.

     "Affiliate" shall mean with respect to any Person, any Person or group acting in concert in respect of the Person in question that, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purpose of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

     "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid by the recipient calculated at the then maximum marginal rates generally applicable to Persons of the same type as the recipients with respect to the receipt by the recipient of such amounts (less any tax savings realized as a result of the payment of the indemnified amount), such increased payment (as so reduced) is equal to the payment otherwise required to be made.

     "Agency Agreement" shall mean that certain Agency Agreement, dated on or about the Initial Closing Date between the Lessee, as construction agent, and the Lessor.

     "Agent" shall mean First Union National Bank, as agent for the Lenders pursuant to the Credit Agreement, or any successor agent appointed in accordance with the terms of the Credit Agreement and respecting the Security Documents, for the Lenders and the Holders, to the extent of their interests.

     "Anniversary Date" shall have the meaning given to such term in Section 2.2 of the Lease.

                                  Appendix A-3

     "AOR Trust 1997-1" shall mean the grantor trust created pursuant to the terms and conditions of the Trust Agreement.

     "Applicable Margin" shall mean, at any time with respect to any ABR Loan, any ABR Holder Advance, any Eurodollar Loan or any Eurodollar Holder Advance, the applicable percentage points as determined under the following matrix with reference to the Leverage Ratio calculated as provided below:

                                                   Applicable    Applicable                  Applicable
                                                   Margin for    Margin for    Applicable    Margin for
                                     Applicable    Eurodollar    Eurodollar    Margin for    Eurodollar
                                     Margin for    Tranche A     Tranche B     ABR Holder      Holder
          Leverage Ratio              ABR Loans      Loans         Loans        Advances      Advances
          ---------------            ----------    ----------    ----------    ----------    ----------
Greater than or equal to 3.00 to
 1.00                                   2.00%         3.00%        3.00%          3.00%         4.00%

Greater than or equal to 2.50 to
 1.00 but less than 3.00 to 1.00        1.75%         2.75%        2.75%          2.75%         3.75%

Greater than or equal to 2.00 to
 1.00 but less than 2.50 to 1.00        1.50%         2.50%        2.50%          2.50%         3.50%

Greater than or equal to 1.50 to
 1.00 but less than 2.00 to 1.00        1.25%         2.25%        2.25%          2.25%         3.25%

Less than 1.50 to 1.00                  1.00%         2.00%        2.00%          2.00%         3.00%

On each Adjustment Date (as hereinafter defined), the Applicable Margin for all Loans and Holder Advances shall be adjusted effective as of such date (based upon the calculation of the Leverage Ratio as of the last day of the fiscal period to which such Adjustment Date relates) in accordance with the above matrix; provided, however, that, notwithstanding the foregoing, if at any time
        --------  -------
(x) the Lessee shall have failed to deliver the financial statements and a Compliance Certificate as required by Section 6.1(a) or Section 6.1(b) of the Lessee Credit Agreement (as incorporated by reference pursuant to Section 28.1 of the Lease), as the case may be, and Section 6.2(a) of the Lessee Credit Agreement (as incorporated by reference pursuant to Section 28.1 of the Lease),
(y) an Event of Default described in Section 17.1(a) of the Lease shall have occurred and be continuing or (z) any other Event of Default shall have occurred and be continuing and the Majority Secured Parties shall have elected, then at all times from and including the date on which such statements and Compliance Certificate are required to have been delivered (or the date of occurrence of such Event of Default, as the case may be) to the date on which the same shall have been delivered (or such Event of Default cured or waived, as the case may be), each Applicable Margin shall be determined in accordance with the above matrix as if the Leverage Ratio were greater than or equal to 3.00: 1.0 (notwithstanding the actual Leverage Ratio). For purposes of this definition, "Adjustment Date" shall mean, with respect to any fiscal period of US Oncology beginning with the fiscal year ending December 31, 2001, the fifth (5th) day (or, if such day is not a Business Day, the next succeeding Business Day) after delivery by the Lessee in accordance with Section 6.1(a) or Section 6.1(b) of the Lessee Credit Agreement (as incorporated by reference pursuant to Section
28.1 of the Lease), as the case may be, of (i) financial statements as of the end of and for such fiscal period and (ii) a duly completed Compliance Certificate with respect to such fiscal period. From the Closing Date until the first Adjustment Date, the Applicable Margin will be (i) in the case of Tranche A

                                  Appendix A-4

Eurodollar Loans and Tranche B Eurodollar Loans 2.25%, (ii) in the case of ABR Loans 1.25%, (iii) in the case of Eurodollar Holder Advances 3.25% and (iv) in the case of ABR Holder Advances 2.25%.

     "Appraisal" shall mean, with respect to any Property, an appraisal to be delivered in connection with the Participation Agreement or in accordance with the terms of the Lease, in each case prepared by a reputable appraiser reasonably acceptable to the Agent, which in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements.

     "Appraisal Procedure" shall have the meaning given such term in Section
22.4 of the Lease.

     "Approved State" shall mean each of the following: Arizona, Colorado, Florida, Indiana, Kansas, Nevada, Oklahoma, Oregon and Texas and any other state within the continental United States proposed by the Lessee and consented to in writing by the Agent.

     "Appurtenant Rights" shall mean (a) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land underlying the Improvements or the Improvements, including without limitation the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (b) all permits, licenses and rights, whether or not of record, appurtenant to such Land or the Improvements.

     "Arbitration Rules" shall have the meaning given to such term in Section 12.7(d) of the Participation Agreement.

     "Assignee" shall have the meaning given to such term in the preamble to the Assignment Agreement.

     "Assignment Agreement" shall mean that certain Assignment Agreement dated as of February 1, 2002 among the Assignors and the Assignees, and acknowledged and agreed to by the Agent, the Owner Trustee and the Credit Parties.

     "Assignment and Acceptance" shall mean the Assignment and Acceptance in the form attached to the Credit Agreement as EXHIBIT B.
                                         ---------

     "Assignor" shall have the meaning given to such term in the preamble to the Assignment Agreement.

     "Bankruptcy Code" shall mean Title 11 of the U. S. Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

     "Base Amount" shall have the meaning specified in Section 10.1(e) of the Lease.

                                  Appendix A-5

     "Basic Rent" shall mean, the sum of (a) the Loan Basic Rent and (b) the Lessor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

     "Benefitted Lender" shall have the meaning specified in Section 9.10(a) of the Credit Agreement.

     "Bill of Sale" shall mean a Bill of Sale regarding Equipment in form and substance satisfactory to the Agent.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

     "Borrower" shall mean the Owner Trustee, not in its individual capacity but as Borrower under the Credit Agreement.

     "Business Day" shall mean a day other than a Saturday or Sunday, a legal holiday or other day on which commercial banks in Charlotte, North Carolina are required by law to close; provided, however, that when used in connection with a
                          --------  -------
Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Capital Lease" shall mean (a) any lease of any property that would, in accordance with GAAP, be required to be classified and accounted for as a capital lease on the balance sheet of the lessee and (b) the Lease and any other tax retention operating lease or synthetic lease that is treated as a capital lease of the lessee or its consolidated group for tax purposes.

     "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that would, in accordance with GAAP, appear on a balance sheet as a liability of such lessee in respect of such Capital Lease (or such amount similarly calculated for any Capital Lease that does not appear on a balance sheet), net of any government grant applicable to such Capital Lease.

     "Capital Stock" shall mean (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

     "Capitalized Lease" shall mean, as applied to any Person, any lease of property (whether real, personal, tangible, intangible or mixed of such Person) by such Person as the lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

     "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of a fire or other casualty.

                                  Appendix A-6

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.ss.9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

     "Certificate" shall mean a Certificate in favor of each Holder regarding the Holder Commitment of such Holder issued pursuant to the terms and conditions of the Trust Agreement in favor of each Holder.

     "Chattel Paper" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including without limitation reasonable attorney's fees and expenses) of any nature whatsoever.

     "Closing Date" shall mean February 1, 2002.

     "Code" shall mean the Internal Revenue Code of 1986 together with rules and regulations promulgated thereunder, as amended from time to time, or any successor statute thereto.

     "Collateral" shall mean all assets of the Lessor and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by one or more of the Security Documents.

     "Commencement Date" shall have the meaning specified in Section 2.2 of the Lease.

     "Commitment" shall mean, as to any Lender, the obligation of such Lender to maintain the portion of the Loans to the Lessor in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 of the Credit Agreement, as such amount may be
                 ------------
reduced from time to time in accordance with the provisions of the Credit Agreement.

     "Commitment Percentage" shall mean, as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, after the Closing Date, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of all of the Loans then outstanding), and such Commitment Percentage shall take into account both the Lender's Tranche A Commitment and the Lender's Tranche B Commitment.

     "Company Obligations" shall mean the obligations of AOR Synthetic Real Estate, Inc. in any and all capacities, under and with respect to the Operative Agreements and/or each Property.

     "Completion" shall mean, with respect to a Property, such time as the acquisition, installation, testing and final completion of the Improvements on such Property has been achieved in accordance with the Plans and Specifications, the Agency Agreement and/or the Lease, and in compliance with all Legal Requirements and Insurance Requirements and a

                                  Appendix A-7
certificate of occupancy was issued with respect to such Property by the appropriate governmental entity (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect). In the case of any Property that included existing Improvements that were to be immediately occupied by the Lessee on the Property Closing Date for such Property, the date of Completion for such Property shall be the Property Closing Date.

     "Completion Date" shall mean, with respect to a Property, the earlier of
(a) the date on which Completion for such Property has occurred or (b) the Construction Period Termination Date.

     "Compliance Certificate" shall mean a fully completed certificate in the form of Exhibit N to the Participation Agreement.
        ---------

     "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to any Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including without limitation an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, any Property or alter the pedestrian or vehicular traffic flow to any Property so as to result in a change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

     "Consolidated EBITDA" shall mean, for any period, the aggregate of (i) Consolidated Net Income for such period, plus (ii) the sum of Consolidated
                                         ----
Interest Expense, federal, state, local and other income taxes, depreciation, amortization, and, only to the extent expressly provided in the following two sentences, extraordinary or nonrecurring losses and certain other cash and noncash expenses or charges reducing income for such period, all to the extent taken into account in the calculation of Consolidated Net Income for such period, minus (iii) the sum of extraordinary or nonrecurring gains (including in
        -----
connection with the sale or write-up of assets) and other noncash credits increasing income for such period, all to the extent taken into account in the calculation of Consolidated Net Income for such period. In calculating Consolidated EBITDA, the following noncash charges may be included pursuant to clause (ii) above: nonrecurring noncash charges arising from the write-off of corporate non-core and under performing assets and the write-down or write-off of certain other assets or non-cash charges in connection with the termination of Management Services Agreements with physician practices and sales of related assets, in an amount not to exceed (a) $300,000 for the fiscal quarter ending March 31, 2001 and (b) $428,000,000 in aggregate for the fiscal quarter ending December 31, 2001 and for the 2002, 2003 and 2004 fiscal years. In calculating Consolidated EBITDA, the following cash expenses may be included pursuant to clause (ii) above: nonrecurring cash expenses arising from the costs associated with employee and corporate reorganization, including without limitation the closing of offices and the elimination, relocation and consolidation of certain employment positions, and other related costs, and cash reorganization and restructuring costs in connection with the Restructuring, including the termination of Management Services Agreements with physician practices and sales of related assets, and the costs associated with offering the Subordinated Notes and the repayment of existing debt, in an

                                  Appendix A-8
amount not to exceed (x) $5,600,000 for the fiscal quarter ending March 31, 2001 and (y) $60,000,000, in aggregate for the fiscal quarter ending December 31, 2001 and for the 2002, 2003 and 2004 fiscal years.

     "Consolidated Funded Debt" shall mean, as of any date of determination, the aggregate (without duplication) of all Funded Debt of US Oncology and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP. For purposes of determining Consolidated Funded Debt as of any date, each Contingent Obligation of US Oncology and its Subsidiaries required to be included in such determination shall be valued at an amount equal to the stated or determinable primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as of such date (established, if applicable, in accordance with GAAP).

     "Consolidated Interest Expense" shall mean, for any period, the sum (without duplication) of (i) total interest expense of US Oncology and its Subsidiaries for such period in respect of Funded Debt of US Oncology and its Subsidiaries (including, without limitation, all such interest expense accrued or capitalized during such period, whether or not actually paid during such period), determined on a consolidated basis in accordance with GAAP, (ii) all lease payments and other expense of US Oncology and its Subsidiaries for such period in respect of the Operative Agreements, determined on a consolidated basis in accordance with GAAP, (iii) all net amounts payable under or in respect of Hedge Agreements, to the extent paid or accrued by US Oncology and its Subsidiaries during such period, and (iv) all commitment fees and other ongoing fees in respect of Funded Debt paid, accrued or capitalized by US Oncology and its Subsidiaries during such period.

     "Consolidated Net Income" shall mean, for any period, net income (or loss) for US Oncology and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Subsidiary" shall mean, as to any Person, any Subsidiary of such Person which under the rules of GAAP consistently applied should have its financial results consolidated with those of such Person for purposes of financial accounting statements.

     "Construction Period Termination Date" shall mean June 15, 2001.

     "Contingent Obligation" shall mean, with respect to any Person, any direct or indirect liability of such Person with respect to any Indebtedness, liability or other obligation (the "primary obligation") of another Person (the "primary obligor"), whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such

                                  Appendix A-9
primary obligation against loss or failure or inability to perform in respect thereof; provided, however, that, with respect to US Oncology and its
         --------  -------
Subsidiaries, the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (established, if applicable, in accordance with GAAP.)

     "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with US Oncology, are treated as a single employer under Section 414 of the Code.

     "Co-Owner Trustee" shall have the meaning specified in Section 9.2 of the Trust Agreement.

     "Covenant Compliance Worksheet" shall mean a fully completed certificate in the form of Attachment A to EXHIBIT N to the Participation Agreement.
                            ---------

     "Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated on or about the Closing Date, among the Lessor, the Agent, the Lenders, as specified therein, US Oncology and the other Tranche A Guarantors.

     "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

     "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6 of the Credit Agreement.

     "Credit Documents" shall mean the Participation Agreement, the Credit Agreement, the Notes and the Security Documents.

     "Credit Parties" shall mean, collectively, the Lessee, the Guarantor and each Tranche A Guarantor.

     "Deed" shall mean a warranty deed regarding the Land and/or Improvements in form and substance reasonably satisfactory to the Agent.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulting Holder" shall have the meaning given to such term in Section
12.4 of the Participation Agreement.

     "Defaulting Lender" shall have the meaning given to such term in Section
12.4 of the Participation Agreement.

                                 Appendix A-10

     "Deficiency Balance" shall have the meaning given in Section 22.1(b) of the Lease Agreement.

     "Direct Ground Lease" shall mean a Ground Lease pursuant to which the Land is ground leased directly from the applicable ground lessor to the Lessor.

     "Disqualified Capital Stock" shall mean, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable or subject to any mandatory repurchase requirement, pursuant to a sinking fund obligation or otherwise, (ii) is redeemable or subject to any mandatory repurchase requirement at the sole option of the holder thereof, or (iii) is convertible into or exchangeable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) or (ii) above, in each case under (i), (ii) or (iii) above at any time on or prior to February 1, 2008; provided, however, that only the portion of Capital
                           --------  -------
Stock that so matures or is mandatorily redeemable, is so redeemable at the option of the holder thereof, or is so convertible or exchangeable on or prior to such date shall be deemed to be Disqualified Capital Stock.

     "Disputes" shall have the meaning given to such term in Section 12.7(d) of the Participation Agreement.

     "Documents" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

     "Effective Date" shall mean December 31, 1997.

     "Election Date" shall have the meaning given to such term in Section 20.1 of the Lease.

     "Election Notice" shall have the meaning given to such term in Section 20.1 of the Lease.

     "Eligible Assignee" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof and having total assets in excess of $500,000,000, (ii) a commercial bank organized under the laws of any other country that is a member of the OECD or a political subdivision of any such country and having total assets in excess of $500,000,000, provided, that such
                                                           --------
bank is acting through a branch or agency located in the United States, in the country under the laws of which it is organized or in another country that is also a member of the OECD, (iii) the central bank of any country that is a member of the OECD, (iv) a finance company, mutual fund, insurance company or other financial institution that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000, (v) any Affiliate of an existing Lender or (vi) any other Person (other than an Affiliate of US Oncology) approved by the Agent and US Oncology, which approval shall not be unreasonably withheld; provided, however, that in no event shall the withholding of approval by US
--------  -------
Oncology under this definition be

                                 Appendix A-11
considered unreasonable if (i) US Oncology has had prior dealings with such Person which US Oncology regards as unfavorable or (ii) such Person provides banking or other financial services to any of US Oncology's competitors.

     "Employee Benefit Plan" or "Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including without limitation any Multiemployer Plan), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on the Closing Date.

     "Environmental Claims" shall mean any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to, or in connection with, an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Substance, (c) from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Substance, Environmental Law, or other order of a Tribunal or (d) from any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

     "Environmental Laws" shall mean any Law, permit, consent, approval, license, award, or other authorization or requirement of any Tribunal relating to emissions, discharges, releases, threatened releases of any Hazardous Substance into ambient air, surface water, ground water, publicly owned treatment works, septic system, or land, or otherwise relating to the handling, storage, treatment, generation, use, or disposal of Hazardous Substances, pollution or to the protection of health or the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C.Section 6901, et seq., and state statutes analogous thereto.

     "Environmental Violation" shall mean any activity, occurrence or condition that violates or threatens (if the threat then requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to violate or results in or threatens (if the threat then requires remediation under any Environmental Law and is not remediated during any grace period allowed under such Environmental Law) to result in noncompliance with any Environmental Law.

     "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances by the Lessee or the Lessor and all improvements and modifications thereto and replacements thereof, whether or not now owned or hereafter acquired or now or subsequently attached to, contained in or used or usable in any way in connection with any operation of any Improvements or other improvements to real property, including but without limiting the generality of the foregoing, all equipment described in the Appraisal including without limitation all heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, cleaning systems (including without limitation window cleaning apparatus), telephones, communication systems (including without limitation satellite dishes and antennae), televisions,

                                 Appendix A-12
computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

     "Equipment Schedule" shall mean (a) each Equipment Schedule attached to the Requisition and (b) each Equipment Schedule attached to the applicable Lease Supplement.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean each entity required to be aggregated with any Credit Party pursuant to the requirements of Section 414(b) or (c) of the Code.

     "ERISA Event" shall mean any of the following with respect to a Plan or Multiemployer Plan, as applicable: (i) a Reportable Event with respect to a Plan or a Multiemployer Plan, (ii) a complete or partial withdrawal by US Oncology or any ERISA Affiliate from a Multiemployer Plan that results in liability under
Section 4201 or 4204 of ERISA, or the receipt by US Oncology or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA, (iii) the distribution by US Oncology or any ERISA Affiliate under Section 4041 or 4041A of ERISA of a notice of intent to terminate any Plan or the taking of any action to terminate any Plan, (iv) the commencement of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by US Oncology or any ERISA Affiliate of a notice from any Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan, (v) the institution of a proceeding by any fiduciary of any Multiemployer Plan against US Oncology or any ERISA Affiliate to enforce
Section 515 of ERISA, which is not dismissed within thirty (30) days, (vi) the imposition upon US Oncology or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, or the imposition or threatened imposition of any Lien upon any assets of US Oncology or any ERISA Affiliate as a result of any alleged failure to comply with the Code or ERISA in respect of any Plan, (vii) the engaging in or otherwise becoming liable for a nonexempt Prohibited Transaction by US Oncology or any ERISA Affiliate, (viii) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under
Section 401(a) of the Code by any fiduciary of any Plan for which US Oncology or any of its ERISA Affiliates may reasonably be expected to be directly or indirectly liable or (ix) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if US Oncology or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of such sections.

     "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal) of reserve requirements in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed

                                 Appendix A-13
on eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D) maintained by a member bank of the Federal Reserve System.

     "Eurodollar Holder Advance" shall mean a Holder Advance bearing a Holder Yield based on the Eurodollar Rate.

     "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

     "Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), a per annum interest rate equal to the per annum rate determined by the Agent on the basis of the offered rates for deposits in dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), which appear on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) two (2) Business Days before the first day of such Interest Period (provided, that if at least two (2) such offered rates appear on the Reuters
 --------
Screen LIBO Page, the rate in respect of such Interest Period will be the arithmetic mean of such offered rates). As used herein, "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks) ("RMMRS"). In the event the RMMRS is not then quoting such offered rates,
  -----
"Eurodollar Rate" shall mean for the Interest Period for each Eurodollar Loan or Eurodollar Holder Advance comprising part of the same borrowing or advance (including without limitation conversions, extensions and renewals), the average (rounded upward to the nearest one-hundredth (1/100) of one percent (1%)) per annum rate of interest determined by the office of the Agent (each such determination to be presumptively correct) as of two (2) Business Days prior to the first day of such Interest Period, as the effective rate at which deposits in immediately available funds in U.S. dollars are being, have been, or would be offered or quoted by the Agent to major banks in the applicable interbank market for Eurodollar deposits at any time during the Business Day which is the second Business Day immediately preceding the first day of such Interest Period, for a term comparable to such Interest Period and in the amount of the requested Eurodollar Loan and/or Eurodollar Holder Advance. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

     "Event of Default" shall mean a Lease Event of Default or a Credit Agreement Event of Default.

     "Excepted Payments" shall mean:

          (a) all indemnity payments (including without limitation indemnity payments made pursuant to Section 11 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, any Holder or any of their respective Affiliates, agents, officers, directors or employees is entitled;

                                 Appendix A-14

          (b) any amounts (other than Basic Rent or Termination Value) payable under any Operative Agreement to reimburse the Owner Trustee, any Holder or any of their respective Affiliates (including without limitation the reasonable expenses of the Owner Trustee, the Trust Company and the Holders incurred in connection with any such payment) for performing or complying with any of the obligations of any Credit Party under and as permitted by any Operative Agreement;

          (c) any amount payable to a Holder by any transferee of such interest of a Holder as the purchase price of such Holder's interest in the Trust Estate (or a portion thereof);

          (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or any Lender;

          (e) any insurance proceeds under policies maintained by the Owner Trustee or any Holder;

          (f) Transaction Expenses or other amounts, fees, disbursements or expenses paid or payable to or for the benefit of the Owner Trustee or any Holder under any Operative Agreement;

          (g) all right, title and interest of any Holder or the Owner Trustee to any Property or any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Security Documents and the Lease pursuant to the terms thereof;

          (h) upon termination of the Credit Agreement pursuant to the terms thereof, all remaining property covered by the Lease or Security Documents unless such is payable to another Person pursuant to an express provision of any Operative Agreement;

          (i) all payments in respect of the Holder Yield;

          (j) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (i) above; and

          (k) any rights of either the Owner Trustee or the Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts, provided, that such rights shall not include the
                            --------
     right to terminate the Lease.

     "Excess Proceeds" shall mean the excess, if any, of the aggregate of all awards, compensation or insurance proceeds payable in connection with a Casualty or Condemnation over the Termination Value paid by the Lessee pursuant to the Lease with respect to such Casualty or Condemnation.

                                 Appendix A-15

     "Exculpated Persons" shall mean the Borrower, the Holders, the Lessor, their officers, directors, shareholders and partners.

     "Exempt Payments" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Existing Operative Agreements" shall have the meaning given to such term in the first "Whereas" clause of the Participation Agreement.

     "Expiration Date" shall mean the last day of the Term; provided, in no
                                                            --------
event shall the Expiration Date be later than June 15, 2004, unless such later date has been expressly agreed to in writing by each of the Lessor, the Lessee, the Agent, the Lenders and the Holders.

     "Extension Option" shall mean the meaning given to such term in Section
20.1 of the Lease.

     "Facility Fee" shall mean, collectively, the Holder Facility Fee and the Lender Facility Fee.

     "Fair Market Sales Value" shall mean, with respect to any Property, the amount, which in any event, shall not be less than zero (0), that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, such Property. Fair Market Sales Value of any Property shall be determined based on the assumption that, except for purposes of Section 17 of the Lease, such Property is in the condition and state of repair required under Section 10.1 of the Lease and each Credit Party is in compliance with the other requirements of the Operative Agreements.

     "Federal Funds Effective Rate" shall have the meaning given to such term in the definition of ABR.

     "Financing Party" shall mean the Lessor, the Owner Trustee, in its trust capacity, the Agent, the Holders, the Lenders.

     "Fixtures" shall mean all fixtures relating to the Improvements, including without limitation all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

     "Form W-8BEN" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Form W-8ECI" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Funded Debt" shall mean, with respect to any Person, all Indebtedness for borrowed money of such Person. Funded Debt of US Oncology and its Subsidiaries shall in all events

                                 Appendix A-16
include the obligations thereof under the Lessee Credit Agreement and all Indebtedness (without duplication) relating to the Operative Agreements.

     "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the accounting principles board of the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination.

     "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operating of the Property.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Ground Lease" shall mean a ground lease respecting any Property which is in form and substance reasonably satisfactory to the Agent, and which may be either a Direct Ground Lease or an Indirect Ground Lease.

     "Guarantor" shall mean US Oncology.

     "Hazardous Substance" shall mean any of the following: (a) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas to the extent any of the foregoing are harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law or otherwise constitute an Environmental Violation; (b) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste, or pollutant, in each case whether naturally occurring, man-made or the by-product of any process, that is toxic, harmful or hazardous to the environment or human health or safety as determined in accordance with any Environmental Law; or (c) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

     "Hedge Agreement" shall mean any interest or foreign currency rate swap, cap, collar, option, hedge, forward rate or other similar agreement or arrangement designed to protect against fluctuations in interest rates or currency exchange rates, including any swap agreements (as defined in 11 U.S.C.
Section 101).

                                 Appendix A-17

     "Holder Advance" shall mean any advance made by any Holder to the Owner Trustee pursuant to the terms of the Trust Agreement or the Participation Agreement.

     "Holder Amount" shall mean as of any date, the aggregate amount of Holder Advances made by each Holder to the Trust Estate pursuant to Section 2 of the Participation Agreement and Section 3.1 of the Trust Agreement less any payments of any Holder Advances received by the Holders pursuant to Section 3.4 of the Trust Agreement.

     "Holder Commitments" shall mean the aggregate committed amount set forth in
Schedule I to the Trust Agreement, as such Schedule I may be amended and
----------                                 ----------
replaced from time to time; provided, if there shall be more than one (1)
                            --------
Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I
                                                                      ----------
to the Trust Agreement as such Schedule I may be amended and replaced from time
                               ----------
to time, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.

     "Holder Facility Fee" shall have the meaning given to such term in Section
7.4 of the Participation Agreement.

     "Holder Overdue Rate" shall mean the lesser of (a) the then current rate of Holder Yield respecting the particular amount in question plus two percent (2%) and (b) the highest rate permitted by applicable law.

     "Holder Property Cost" shall mean with respect to a Property an amount equal to the outstanding Holder Advances with respect thereto.

     "Holder Yield" shall mean with respect to Holder Advances from time to time either the Eurodollar Rate plus the Applicable Margin or the ABR plus the Applicable Margin as elected by the Owner Trustee from time to time with respect to such Holder Advances in accordance with the terms of the Trust Agreement; provided, however, (a) upon delivery of the notice described in Section 3.7(c)
--------  -------
of the Trust Agreement, the outstanding Holder Advances of each Holder shall bear a yield at the ABR plus the Applicable Margin applicable from time to time from and after the dates and during the periods specified in Section 3.7(c) of the Trust Agreement, and (b) upon the delivery by a Holder of the notice described in Section 11.3(f) of the Participation Agreement, the Holder Advances of such Holder shall bear a yield at the ABR plus the Applicable Margin applicable from time to time after the dates and during the periods specified in
Section 11.3(f) of the Participation Agreement.

     "Holders" shall mean First Union National Bank and shall include the other banks and financial institutions which may be from time to time holders of Certificates in connection with the AOR Trust 1997-1.

     "Impositions" shall mean, except to the extent described in the following sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including but not limited to (i) real and
                              -----
personal property taxes, including without limitation personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as

                                 Appendix A-18
personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on any Property, including without limitation all assessments for public Improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) taxes, Liens, assessments or charges asserted, imposed or assessed against the Lessee or any of its Affiliates by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC; and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) any Property or any part thereof or interest therein; (b) the leasing, financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, sale, transfer of title, return or other disposition of such Property or any part thereof or interest therein; (c) the Notes, other indebtedness with respect to any Property, or the Certificates, or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Property or any part thereof or interest therein upon the sale or disposition thereof;
(g) any contract (including the Agency Agreement) relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; (h) the issuance of the Notes or the Certificates; (i) the Owner Trustee, the Trust or the Trust Estate; or (j) otherwise in connection with the transactions contemplated by the Operative Agreements.

     "Improvements" shall mean all buildings, structures, Fixtures, and other improvements of every kind existing at any time and from time to time on or under the Land purchased, leased or otherwise acquired using the proceeds of the Loans or the Holder Advances, together with any and all appurtenances to such buildings, structures or improvements, including without limitation sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including without limitation all Modifications and other additions to or changes in the Improvements at any time, including without limitation (a) any Improvements existing as of the Closing Date and (b) any Improvements made subsequent to such Closing Date.

     "Incorporated Covenants" shall have the meaning given to such term in
Section 28.1 of the Lease.

     "Incorporated Representations and Warranties" shall have the meaning given to such term in Section 28.1 of the Lease.

     "Indebtedness" shall mean, with respect to any Person (without duplication), (i) all indebtedness and obligations of such Person for borrowed money or in respect of loans or advances of any kind, (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (iii) all reimbursement obligations of such Person with respect to surety

                                 Appendix A-19
bonds, letters of credit and bankers' acceptances (in each case, whether or not drawn or matured and in the stated amount thereof), (iv) all obligations of such Person to pay the deferred purchase price of property or services (other than trade payables incurred and paid in the ordinary course of business), (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all obligations of such Person as lessee under leases that are or are required to be, in accordance with GAAP, recorded as capital leases, to the extent such obligations are required to be so recorded, (vii) all obligations and liabilities of such Person incurred in connection with any transaction or series of transactions providing for the financing of assets through one or more securitizations or in connection with, or pursuant to, any synthetic lease or similar off-balance sheet financing (including the outstanding principal amount of Loans and Holder Advances), (viii) all Disqualified Capital Stock issued by such Person, with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any (for purposes hereof, the "maximum fixed repurchase price" of any Disqualified Capital Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined reasonably and in good faith by the board of directors or other governing body of the issuer of such Disqualified Capital Stock), (ix) the net termination obligations of such Person under any Hedge Agreements, calculated as of any date as if such agreement or arrangement were terminated as of such date,
(x) all Contingent Obligations of such Person and (xi) all indebtedness referred to in clauses (i) through (x) above secured by any Lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is nonrecourse to the credit of such Person provided that if a Contingent Obligation of US Oncology or any Subsidiary is secured by a Lien on any property or asset of US Oncology or any Subsidiary, but such Contingent Obligation is otherwise entirely without recourse to or obligation of US Oncology or any Subsidiary, then the amount of such Indebtedness shall be the lesser of (A) the total amount of such Contingent Obligation and (B) the fair market value of the property or asset of US Oncology or any Subsidiary securing such Contingent Obligation.

     "Indemnified Person" shall mean the Lessor, the Owner Trustee, in its individual and its trust capacity, the Trust, the Trust Company, the Agent, the Holders, the Lenders and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

     "Indemnity Provider" shall mean, respecting each Property, the Lessee.

     "Indirect Ground Lease" shall mean a Ground Lease pursuant to which the Land is ground leased from the ground lessor to the Lessee (or any Subsidiary of any Credit Party) that is subsequently sub-ground leased from such Person to the Lessor.

     "Initial Closing Date" shall mean December 31, 1997 .

                                 Appendix A-20

     "Instruments" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "Insurance Requirements" shall mean all terms and conditions of any insurance policy either required by the Lease to be maintained by the Lessee, and all requirements of the issuer of any such policy and, regarding self insurance, any other requirements of the Lessee.

     "Intercreditor Agreement" shall mean that certain Intercreditor and Collateral Agency Agreement dated as of February 1, 2002, among the Agent, the Lender and the Holders, the administrative agent and the lenders under the Lessee Credit Agreement and, for the purposes and in the capacities described therein, the Credit Parties.

     "Interest Period" shall mean as to any Eurodollar Loan or Eurodollar Holder Advance (i) with respect to the initial Interest Period, the period beginning on the date of the first Eurodollar Loan and Eurodollar Holder Advance and ending one (1) month, two (2) months, three (3) months or (subject to availability for all Lenders and Holders) six (6) months thereafter, as selected by the Lessor (in the case of a Eurodollar Loan) or the Owner Trustee (in the case of a Eurodollar Holder Advance) in its applicable notice given with respect thereto and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance and ending one (1) month, two (2) months or three (3) months or (subject to availability for all Lenders and Holders) six (6) months thereafter, as selected by the Lessor by irrevocable notice to the Agent (in the case of a Eurodollar Loan) or by the Owner Trustee (in the case of a Eurodollar Holder Advance) in each case not less than three (3) Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however,
                                                              --------  -------
that all of the foregoing provisions relating to Interest Periods are subject to the following: (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Maturity Date or the Expiration Date, as the case may be, (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month, (D) there shall not be more than four (4) Interest Periods outstanding at any one (1) time.

     "Interest Rate Protection Agreements" shall mean all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance or other hedging arrangements and all other similar agreements or arrangements designed to protect against fluctuations in interest rates.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

     "Land" shall mean a parcel of real property described on the schedules to each applicable Lease Supplement executed and delivered in accordance with the requirements of Section 2.4 of the Lease.

                                 Appendix A-21

     "Law" shall mean any statute, law, ordinance, regulation, rule, directive, order, writ, injunction or decree of any Tribunal.

     "Lease" or "Lease Agreement" shall mean the Amended and Restated Lease Agreement dated on or about the Closing Date, between the Lessor and the Lessee, together with any Lease Supplements thereto.

     "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" shall have the meaning specified in Section 17.1 of the Lease.

     "Lease Supplement" shall mean each Lease Supplement substantially in the form of EXHIBIT A to the Lease, together with all attachments and schedules
        ---------
thereto.

     "Legal Requirements" shall mean all foreign, federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions applicable to the Owner Trustee, any Holder, the Lessor, the Lessee, the Agent, any Lender or any Property, Land, Improvement, Equipment or the taxation, demolition, construction, use or alteration of such Improvements, whether now or hereafter enacted and in force, including without limitation any that require repairs, modifications or alterations in or to any Property or in any way limit the use and enjoyment thereof (including without limitation all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et. seq., and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including without limitation all Environmental Laws), and (to the extent required by Law) all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting any Property or the Appurtenant Rights.

     "Lender Commitments" shall mean the aggregate committed amount set forth in
Schedule 1.1 to the Credit Agreement, as such Schedule 1.1 may be amended and
------------                                  ------------
replaced from time to time; provided, if there shall be more than one (1)
                            --------
Lender, the Lender Commitment of each Lender shall be as set forth in Schedule
                                                                      --------
1.1 to the Credit Agreement as such Schedule 1.1 may be amended and replaced
---                                 ------------
from time to time, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements.

     "Lender Facility Fee" shall have the meaning given to such term in Section
7.4 of the Participation Agreement.

     "Lender Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdiction in order to procure a security interest in favor of the Agent in the Collateral subject to the Security Documents.

                                 Appendix A-22

     "Lenders" shall mean First Union National Bank and shall include the other banks and financial institutions which may be from time to time party to the Participation Agreement and the Credit Agreement.

     "Lessee" shall have the meaning set forth in the Lease.

     "Lessee Assets" shall mean all right, title and interest of Lessee in and to any and all real and personal properties and fixtures, of every kind and description, tangible or intangible, whether now owned or hereafter existing or acquired, and wherever located, and all products and proceeds (both cash and non-cash) thereof, including without limitation all of the following (each of the following being listed without limiting the generality of any other of the following listed items): all of the Lessee's right, title and interest, whether now owned or hereafter acquired or existing, in and to all books and records; and in and to all of the following (each such term as defined in the Uniform Commercial Code): all accounts, chattel paper, documents, instruments, general intangibles, investment property, goods, equipment, inventory and fixtures; and in and to all insurance premiums; and further in and to all of the Lessee's other rights, remedies, obligations or other property of every kind and description including without limitation all rights of Lessee to the payment of money, causes of action or choses in action and all rights to recovery therefrom; and in and to all consents, licenses, certificates and other governmental approvals; and in and to all money, cash or cash equivalents and bank accounts; and in and to all proceeds of letters of credit issued in favor of Lessee; and including without limitation such properties and other assets leased or otherwise subject to the Lease (including without limitation all right, title and interest of Lessee, now owned or hereafter acquired, and wherever located, in, to and under (a) all Properties including without limitation all Equipment and all Fixtures, (b) all substitutions, modifications and replacements of, and all additions, accessions and improvements to, the Fixtures and Equipment, (c) all books and records relating to or kept in connection with Lessee's operation of the Properties or any part thereof, (d) all insurance premiums under insurance policies now or subsequently obtained by Lessee including without limitation such premiums relating to the Properties or any part thereof, (e) all awards and other compensation, including without limitation the interest payable thereon and any right to collect and receive the same for the taking by eminent domain, condemnation or otherwise of any and all property including without limitation the Properties or any part thereof, (f) all consents, licenses, certificates and other governmental approvals relating to the construction, completion, use or operation of any and all property including without limitation the Properties or any part thereof, (g) all Plans and Specifications relating to any and all property including without limitation the Properties or any part thereof, (h) all "instruments" (as defined in the Uniform Commercial Code) relating to the Properties or any part thereof, (i) all "documents" (as such term is defined in the Uniform Commercial Code) relating to the Properties or any part thereof, (j) all "general intangibles" (as such term is defined in the Uniform Commercial Code) relating to the Properties or any part thereof, (k) all "chattel paper" (as such term is defined in the Uniform Commercial Code) relating to the Properties or any part thereof, (l) all "accounts" (as such term is defined in the Uniform Commercial Code) relating to the Properties or any part thereof, and (m) all proceeds, both cash and non-cash of any of the foregoing).

     "Lessee Credit Agreement" shall mean that certain Credit Agreement dated as of February 1, 2002 among US Oncology, the various lenders parties thereto from time to time and

                                  Appendix A-23

First Union National Bank, as the administrative agent, UBS Warburg, LLC, as syndication agent and GE Healthcare Financial Services, as documentation agent, as such may hereafter be amended, modified, supplemented, restated and/or refinanced or otherwise replaced from time to time.

     "Lessee Credit Agreement Event of Default" shall mean an Event of Default as defined in Article VII of the Lessee Credit Agreement.

     "Lessor" shall mean the Owner Trustee, not in its individual capacity, but as the Lessor under the Lease.

     "Lessor Basic Rent" shall mean the scheduled Holder Yield accrued, outstanding and due on the Holder Advances on any Scheduled Interest Payment Date pursuant to the Trust Agreement (but not including interest on overdue amounts under the Trust Agreement or otherwise).

     "Lessor Financing Statements" shall mean UCC financing statements and fixture filings appropriately completed and executed for filing in the applicable jurisdictions in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement or a mortgage.

     "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or the Trust Company, in its individual capacity, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or the Trust Company, in its individual capacity, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or the Trust Company, in its individual capacity, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor or the Trust Company, in its individual capacity, pursuant to Section 11 of the Participation Agreement or
(d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Properties, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of any Properties by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement, the Security Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article XVII of the Lease.

     "Leverage Ratio" shall mean, as of the last day of any fiscal quarter, the ratio of (i) Consolidated Funded Debt as of such date to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters then ending.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, option or charge of any kind.

     "Limitation" shall mean a revocation, suspension, termination, impairment, probation, limitation, non-renewal, forfeiture, declaration of ineligibility, loss of status as a participating provider in a Third Party Payor Arrangement, and the loss of any other rights.

                                  Appendix A-24

     "Limited Recourse Amount" shall mean with respect to all the Properties on an aggregate basis, an amount equal to the sum of the Termination Values with respect to all the Properties on an aggregate basis on each Payment Date, less the Maximum Residual Guarantee Amount as of such date with respect to all the Properties on an aggregate basis.

     "Loan Basic Rent" shall mean the scheduled interest accrued, outstanding and due on the Loans on any Scheduled Interest Payment Date pursuant to the Credit Agreement (but not including interest on any overdue amounts under Section 2.8(c) of the Credit Agreement or otherwise).

     "Loan Property Cost" shall mean, with respect to each Property at any date of determination, an amount equal to (a) the aggregate principal amount of all Loans made on or prior to such date with respect to such Property minus (b) the
                                                                  -----
aggregate amount of prepayments or repayments as the case may be of the Loans allocated to reduce the Loan Property Cost of such Property pursuant to Section 2.6(c) of the Credit Agreement.

     "Loans" shall mean the loans extended pursuant to the Credit Agreement and shall include both the Tranche A Loans and the Tranche B Loans.

     "Majority Holders" shall mean at any time, Holders whose Holder Advances outstanding represent at least sixty-six and two thirds percent (66 2/3%) of the aggregate Holder Advances outstanding.

     "Majority Lenders" shall mean at any time, Lenders whose Loans outstanding represent at least sixty-six and two thirds percent (66 2/3%) of the aggregate Loans outstanding.

     "Majority Secured Parties" shall mean at any time, Lenders and Holders whose Loans and Holder Advances outstanding represent at least sixty-six and two thirds percent (66 2/3%) of the aggregate Advances outstanding.

     "Management Services Agreements" shall mean the management services agreements of US Oncology and its Subsidiaries, whether now existing or hereafter acquired or arising, together with any and all extensions, modifications, amendments, renewals, substitutions or replacements thereof.

     "Marketing Period" shall mean, if the Lessee has given a Sale Notice in accordance with Section 20.1 of the Lease, the period commencing on the date such Sale Notice is given and ending on the Expiration Date.

     "Material Adverse Effect" shall, mean a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities or operations of the Credit Parties (on a consolidated basis), (b) the ability of the Credit Parties (on a consolidated basis) to perform their collective obligations under or in connection with the Operative Agreements, (c) the validity, priority or enforceability of any Lien on any Property created by any of the Operative Agreements (except this subsection (c) shall not limit the rights of Lessee, or impose additional

                                  Appendix A-25
obligations on Lessee, relating to Permitted Liens and/or Lessor Liens), or (d) the value, utility or useful life of any material portion of any Property or the use, or ability of the Lessee to use, any material portion of any Property for the purpose for which it was intended.

     "Maturity Date" shall mean the Expiration Date.

     "Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property Cost for all of Properties times eighty-five percent (85%).

     "Modifications" shall have the meaning specified in Section 11.1 of the Lease.

     "Mortgage Instrument" shall mean any mortgage, deed of trust or any other instrument executed by the Owner Trustee and the Lessee (or regarding any Property subject to a Ground Lease, the applicable Affiliate of the Lessee) in favor of the Agent (for the benefit of the Lenders and the Holders) and evidencing a Lien on the Property, in form and substance reasonably acceptable to the Agent.

     "Multiemployer Plan" shall mean any plan described in Section 4001(a)(3) of ERISA to which contributions are or have been made or required by any Credit Party or any of its Subsidiaries or ERISA Affiliates.

     "Multiple Employer Plan" shall mean a plan to which any Credit Party or any ERISA Affiliate and at least one (1) other employer other than an ERISA Affiliate is making or accruing an obligation to make, or has made or accrued an obligation to make, contributions.

     "New Facility" shall have the meaning given to such term in Section 28.1 of the Lease.

     "Non-Integral Equipment" shall mean Equipment constituting solely personal property which (a) is not and shall at no time during the Term become a fixture or otherwise be deemed to constitute real property, (b) is not integral to the operations of the Property and (c) is not radiation equipment, including without limitation, linear accelerators, treatment simulators and other related equipment used in the planning and delivery of external beam radiation therapy or cancer cases that benefit from precision delivery of ionizing radiation.

     "Notes" shall mean those notes issued to the Lenders pursuant to the Credit Agreement and shall include both the Tranche A Notes and the Tranche B Notes.

     "Obligations" shall have the meaning given to such term in Section 1 of the Security Agreement.

     "OECD" shall mean the Organization for Economic Cooperation and Development and any successor thereto.

     "Officer's Certificate" with respect to any Person shall mean a certificate executed on behalf of such Person by a Responsible Officer who has made or caused to be made such examination or investigation as is necessary to enable such Responsible Officer to express an

                                  Appendix A-26
informed opinion on behalf of such Person with respect to the subject matter of such Officer's Certificate.

     "Operative Agreements" shall mean the following: the Participation Agreement, the Trust Agreement, the Certificates, the Credit Agreement, the Notes, the Lease, the Lease Supplements (and memoranda of the Lease and each Lease Supplement in a form reasonably acceptable to the Agent), the Accession Agreements, the Security Agreement, the Mortgage Instruments, the other Security Documents, the Ground Leases, the Deeds and the Bills of Sale and any and all other agreements, documents and instruments executed in connection with any of the foregoing.

     "Original Executed Counterpart" shall have the meaning given to such term in Section 5 of EXHIBIT A to the Lease.
                ---------

     "Original Participation Agreement" shall have the meaning given to such term in the first "Whereas" clause of the Participation Agreement.

     "Overdue Interest" shall mean any interest payable pursuant to Section 2.8(c) of the Credit Agreement.

     "Overdue Rate" shall mean (a) with respect to the Loan Basic Rent, and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate specified in Section 2.8(b) of the Credit Agreement, (b) with respect to the Lessor Basic Rent, the Holder Yield and any other amount owed under or with respect to the Trust Agreement, the Holder Overdue Rate, and
(c) with respect to any other amount, the amount referred to in clause (y) of
Section 2.8(b) of the Credit Agreement.

     "Owner Trustee," "Borrower" or "Lessor" shall mean Wells Fargo Bank Northwest, National Association, not individually, except as expressly stated in the various Operative Agreements, but solely as the Owner Trustee under the AOR Trust 1997-1, and any successor or replacement Owner Trustee expressly permitted under the Operative Agreements.

     "Partial Purchase Option" shall have the meaning given to such term in
Section 20.1 of the Lease.

     "Participant" shall have the meaning given to such term in Section 9.7 of the Credit Agreement.

     "Participation Agreement" shall mean the Amended and Restated Participation Agreement dated on or about the Closing Date, among the Lessee, US Oncology, the various entities which are parties thereto from time to time, as the other Tranche A Guarantors, the Owner Trustee, not in its individual capacity except as expressly stated therein, the Holders, the Lenders and the Agent.

     "Payment Date" shall mean any Scheduled Interest Payment Date and any date on which interest or Holder Yield in connection with a prepayment of principal on the Loans or of the Holder Advances is due under the Credit Agreement or the Trust Agreement.

                                  Appendix A-27

     "PBGC" shall mean the Pension Benefit Guaranty Corporation created by
Section 4002(a) of ERISA or any successor thereto.

     "Pension Plan" shall mean a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan), and to which the Lessee or any ERISA Affiliate may have any liability, including without limitation any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     "Permitted Facility" shall mean a cancer treatment facility of the type and size customarily used and operated by a medical practice group that is managed or controlled by US Oncology and/or any of its Wholly-Owned Entities in the ordinary course of its business as of the Closing Date. For the purpose of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and non-medical policies, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the above, control shall not include, and shall not be implied to include, the power to direct any physician's practice of medicine or the power to interfere in any physician/patient relationship.

     "Permitted Liens" shall mean:

          (a) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;

          (b) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease for no longer than the duration of the Lease;

          (c) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 13.1 of the Lease;

          (d) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than thirty (30) days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

          (e) Liens of any of the types referred to in clause (d) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor and the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens;

                                  Appendix A-28

          (f) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 13.1 of the Lease;

          (g) Liens in favor of municipalities to the extent agreed to by the Lessor; and

          (h) Liens appearing on title insurance policies in favor of the Lessor and the Agent delivered pursuant to the Participation Agreement with respect to the various Properties, to the extent such Liens are reasonably acceptable to the Agent.

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental authority or any other entity.

     "Plans and Specifications" shall mean, with respect to Improvements, the plans and specifications for such Improvements to be constructed or already existing, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.

     "Prime Lending Rate" shall have the meaning given to such term in the definition of ABR.

     "Prohibited Transaction" shall mean any transaction described in (i)
Section 406 of ERISA that is not exempt by reason of Section 408 of ERISA or by reason of a Department of Labor prohibited transaction individual or class exemption or (ii) Section 4975(c) of the Code that is not exempt by reason of
Section 4975(c)(2) or 4975(d) of the Code.

     "Property" shall mean, with respect to each Permitted Facility, the Land and each item of Equipment and the various Improvements, in each case located on such Land.

     "Property Closing Date" shall mean the date on which the Lessor purchased a Property.

     "Property Cost" shall mean with respect to a Property the aggregate amount (and/or the various items and occurrences giving rise to such amounts) of the Loan Property Cost plus the Holder Property Cost for such Property.

     "Purchase Option" shall have the meaning given to such term in Section 20.1 of the Lease.

     "Purchasing Holder" shall have the meaning given to such term in Section 11.8(b) of the Trust Agreement.

                                  Appendix A-29

     "Purchasing Lender" shall have the meaning given to such term in Section 9.8(a) of the Credit Agreement.

     "Register" shall have the meaning given to such term in Section 9.9(a) of the Credit Agreement.

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Reimbursement Approvals" shall mean, with respect to all Third Party Payor Arrangements, any and all certifications, provider numbers, provider agreements, participation agreements, accreditations and any other similar agreements with or approvals by Governmental Authorities or other Persons.

     "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

     "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

     "Reportable Event" shall have the meaning specified in ERISA.

     "Requisition" shall have the meaning specified in Section 4.2 of the Participation Agreement.

     "Responsible Officer" shall mean with respect to any Credit Party, the president, the chief executive officer, the chief financial officer, any executive officer, or any other financial officer of any Credit Party, and any other officer or similar official thereof responsible for the administration of the obligations of any Credit Party in respect of this Agreement except that when used with respect to the Trust Company or the Owner Trustee, "Responsible Officer" shall also include the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trust Company or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restructuring" shall mean, collectively, the series of transactions by US Oncology and its Subsidiaries that includes the execution and delivery of the Lessee Credit Agreement and any borrowing thereunder, the issuance of the Subordinated Notes, the repayment and satisfaction of the Terminating Senior Indebtedness and the termination of certain Management Services Agreements with the corresponding disposition of associated physician practice assets.

     "Sale Date" shall have the meaning given to such term in Section 20.3(a) of the Lease.

                                  Appendix A-30

     "Sale Notice" shall mean a notice given to the Lessor in connection with the election by the Lessee of its Sale Option.

     "Sale Option" shall have the meaning given to such term in Section 20.1 of the Lease.

     "Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale described in Section 22.1 of the Lease are less than the Limited Recourse Amount with respect to the Properties if it has been determined that the Fair Market Sales Value of the Properties at the expiration of the term of the Lease has been impaired by greater than expected wear and tear during the Term of the Lease.

     "Scheduled Interest Payment Date" shall mean (a) as to any Eurodollar Loan or Eurodollar Holder Advance, the last day of the Interest Period applicable to such Eurodollar Loan or Eurodollar Holder Advance (provided with respect to any
                                                   --------
Eurodollar Loan or Eurodollar Holder Advance having an Interest Period of six
(6) months, the day which is three (3) months after the first day of such Interest Period), (b) as to any ABR Loan or any ABR Holder Advance, the fifteenth day of each month and (c) as to all Loans and Holder Advances, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the Maturity Date or the Expiration Date, as the case may be.

     "Secured Parties" shall have the meaning given to such term in the Security Agreement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

     "Security Agreement" shall mean the Amended and Restated Security Agreement dated on or about the Closing Date between the Lessor and the Agent, for the benefit of the Secured Parties and accepted and agreed to by Lessee.

     "Security Documents" shall mean the collective reference to the Security Agreement, the Mortgage Instruments, (to the extent the Lease is construed as a security instrument) the Lease and all other security documents hereafter delivered to the Agent granting a lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or to secure any guarantee of any such obligations and liabilities.

     "Subordinated Notes" shall mean US Oncology's 9.625% senior subordinated notes due 2012 in the principal face amount of $175,000,000 issued substantially simultaneously with the execution and delivery of the Lessee Credit Agreement.

     "Subsidiary" shall mean, with respect to any Person, any corporation or other Person of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors, board of managers or other governing body of such Person, is at the time, directly or indirectly, owned or controlled by such Person and one or more of its other Subsidiaries or a combination thereof (irrespective of whether, at the time,

                                  Appendix A-31
securities of any other class or classes of any such corporation or other Person shall or might have voting power by reason of the happening of any contingency), provided, that any Permitted Joint Venture (as such defined in the Lessee Credit Agreement) that is in compliance with the limitation of Section 8.5(viii) of the Lessee Credit Agreement (as incorporated by reference pursuant to Section 28.1 of the Lease Agreement) shall not be considered a Subsidiary of US Oncology or any Subsidiary Guarantor (as defined in the Lessee Credit Agreement). When used without reference to a parent entity, the term "Subsidiary" shall be deemed to refer to a Subsidiary of US Oncology.

     "Supplemental Amounts" shall have the meaning given to such term in Section
9.18 of the Credit Agreement.

     "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay to the Lessor, the Trust Company, the Holders, the Agent, the Lenders or any other Person under the Lease or under any of the other Operative Agreements including without limitation payments of the Termination Value, the Maximum Residual Guarantee Amount, Facility Fees, Owner Trustee fees, break-funding amounts and all indemnification amounts, liabilities and obligations.

     "Taxes" shall have the meaning specified in the definition of "Impositions".

     "Term" shall have the meaning specified in Section 2.2 of the Lease.

     "Terminating Senior Indebtedness" shall mean all of the obligations of US Oncology and its Subsidiaries pursuant to the (i) Fourth Amended and Restated Loan Agreement, dated June 15, 1999 and as amended thereafter, and (ii) US Oncology's 8.42% Senior Secured Notes Due 2006, initially issued on November 24, 1999 in the aggregate original principal amount of $100,000,000.

     "Termination Date" shall have the meaning specified in Section 16.2(a) of the Lease.

     "Termination Event" shall mean (a) with respect to any Pension Plan, the occurrence of a Reportable Event or an event described in Section 4062(e) of ERISA, (b) the withdrawal of the Lessee or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan, (c) the distribution of a notice of intent to terminate a Plan or Multiemployer Plan pursuant to Section 4041(a)(2) or 4041A of ERISA,
(d) the institution of proceedings to terminate a Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or Multiemployer Plan, or
(f) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan.

     "Termination Notice" shall have the meaning specified in Section 16.1 of the Lease.

                                  Appendix A-32

     "Termination Value" shall mean at any date the sum of (a) either (i) with respect to all Properties, an amount equal to the aggregate outstanding Property Cost for all the Properties, in each case as of the last occurring Payment Date, or (ii) with respect to a particular Property, an amount equal to the product of the Termination Value of all the Properties times a fraction, the numerator of which is the Property Cost allocable to the particular Property in question and the denominator of which is the aggregate Property Cost for all the Properties, in each case as of the last occurring Payment Date, plus (b) respecting the amounts described in each of the foregoing subclause (i) or (ii), as applicable, any and all accrued but unpaid interest to such date on the Loans and any and all Holder Yield on the Holder Advances related to the applicable Property Cost, plus (c) to the extent the same is not duplicative of the amounts payable under clause (b) above, all other Rent and other amounts then due and payable or accrued to such date under the Lease and/or under any other Operative Agreement (including without limitation amounts under Sections 11.1 and 11.2 of the Participation Agreement and all costs and expenses referred to in clause FIRST
                                                                         -----
of Section 22.2 of the Lease).

     "Third Party Payor Arrangements" shall mean any and all arrangements with Medicare, Medicaid, CHAMPUS and any other Governmental Authority or quasi-public agency, Blue Cross, Blue Shield, any managed care plans and organizations including, without limitation, health maintenance organizations and preferred provider organizations, private commercial insurance companies and any similar third party arrangements, plans or programs for payment or reimbursement in connection with health care services, products or supplies.

     "Tranche A Commitments" shall mean the obligation of the Tranche A Lenders to make the Tranche A Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche A Lender's name on Schedule 1.1 to the Credit
                                               ------------
Agreement, as such amount may be reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche A Lender shall
                                            --------
be obligated to make Tranche A Loans in excess of such Tranche A Lender's share of the Tranche A Commitments as set forth adjacent to such Tranche A Lender's name on Schedule 1.1 to Credit Agreement.
        ------------

     "Tranche A Guarantors" shall mean those parties to the Credit Agreement from time to time as guarantors of the Tranche A Obligations, including without limitation the Lessee and such other parties executing Accession Agreements from time to time.

     "Tranche A Lenders" shall mean First Union National Bank and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche A Loans.

     "Tranche A Loans" shall mean the Loans made pursuant to the Tranche A Commitment.

     "Tranche A Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

     "Tranche A Obligations" shall mean any and all obligations of the Owner Trustee to pay any and all amounts and perform any and all obligations regarding the Tranche A Notes,

                                  Appendix A-33
including without limitation to pay the principal amount, all amounts of interest and all other amounts owing with respect thereto on the Maturity Date or upon any earlier due date therefor.

     "Tranche B Commitments" shall mean the obligation of the Tranche B Lenders to make the Tranche B Loans to the Lessor in an aggregate principal amount at any one (1) time outstanding not to exceed the aggregate of the amounts set forth opposite each Tranche B Lender's name on Schedule 1.1 to the Credit
                                               ------------
Agreement, as such amount may be reduced from time to time in accordance with the provisions of the Operative Agreements; provided, no Tranche B Lender shall
                                            --------
be obligated to make Tranche B Loans in excess of such Tranche B Lender's share of the Tranche B Commitments as set forth adjacent to such Tranche B Lender's name on Schedule 1.1 to Credit Agreement.
        ------------

     "Tranche B Lenders" shall mean First Union National Bank and shall include the several banks and other financial institutions from time to time party to the Credit Agreement that commit to make the Tranche B Loans.

     "Tranche B Loan" shall mean the Loans made pursuant to the Tranche B Commitment.

     "Tranche B Note" shall have the meaning given to it in Section 2.2 of the Credit Agreement.

     "Transaction Expenses" shall mean all Soft Costs and all other costs and expenses incurred in connection with the preparation, execution and delivery of the Operative Agreements and the transactions contemplated by the Operative Agreements including without limitation all costs and expenses described in Sections 7.1 and 7.3 of the Participation Agreement and the following:

          (a) the reasonable fees, out-of-pocket expenses and disbursements of counsel in negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closings under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

          (b) the reasonable fees, out-of-pocket expenses and disbursements of accountants for any Credit Party in connection with the transaction contemplated by the Operative Agreements;

          (c) any and all other reasonable fees, charges or other amounts payable to the Lenders, the Agent, the Holders, the Owner Trustee or any broker which arises under any of the Operative Agreements;

          (d) any other reasonable fee, out-of-pocket expenses, disbursement or cost of any party to the Operative Agreements or any of the other transaction documents; and

                                  Appendix A-34

          (e) any and all Taxes and fees incurred in recording or filing any Operative Agreement or any other transaction document, any deed, declaration, mortgage, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreement;

provided, however, the foregoing shall not provide for the payment of fees and
--------  -------
expenses of counsel to any of the Holders or the Lenders (excepting the Agent) other than (i) after the occurrence and during the continuance of any Event of Default and (ii) as provided for in the indemnification provisions of the Operative Agreements (including without limitation Sections 11.1 through 11.4 of the Participation Agreement).

     "Tribunal" shall mean any state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision agency, department, commission, board, bureau or instrumentality of a governmental body.

     "Trust" shall mean the AOR Trust 1997-1.

     "Trust Agreement" shall mean the Second Amended and Restated Trust Agreement dated on or about the Closing Date between the Holders and the Owner Trustee.

     "Trust Company" shall mean Wells Fargo Bank Northwest, National Association, in its individual capacity, and any successor owner trustee under the Trust Agreement in its individual capacity.

     "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

     "Trust Property" shall have the meaning given to such term in Section 2 of the Security Agreement.

     "Type" shall mean, as to any Loan, whether it is an ABR Loan or a Eurodollar Loan.

     "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

     "Unanimous Vote Matters" shall have the meaning given it in Section 12.4 of the Participation Agreement.

     "Unfunded Amount" shall have the meaning specified in Section 3.2 of the Agency Agreement.

     "Unfunded Liability" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

                                  Appendix A-35

     "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "United States Bankruptcy Code" shall mean Title 11 of the United States Code.

     "US Oncology" shall mean US Oncology, Inc., a Delaware corporation, and its successors and permitted assigns.

     "U.S. Person" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "U.S. Taxes" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

     "Wholly-Owned Entity" shall mean a Person all of the shares of capital stock or other ownership interest of which are owned by US Oncology and/or one of its wholly-owned Subsidiaries or other wholly-owned entities.

     "Withholdings" shall have the meaning specified in Section 11.2(e) of the Participation Agreement.

                                  Appendix A-36